                          Registration No.   33-87904


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549


                   POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-6

                     FOR REGISTRATION UNDER THE SECURITIES
                          ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2


A.   Exact name of Trust:                    Massachusetts Mutual
                                             Variable Life Separate
                                             Account I

B.   Name of Depositor:                      Massachusetts Mutual Life
                                             Insurance Company

C.   Complete address of                     1295 State Street
     Depositor's principal                   Springfield, MA  01111
     executive offices:



     It is proposed that this filing will become effective (check appropriate box)


     ---------         immediately upon filing pursuant to
                       paragraph (b) of Rule 485.

     ---------         on (date) pursuant to paragraph (b) of
                       Rule 485.

     ---------         60 days after filing pursuant to paragraph
                       (a) of Rule 485

         X             on May 1, 1997 pursuant to paragraph (a) of
     ---------         Rule 485.


*STATEMENT PURSUANT TO RULE 24F-2

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant registered an indefinite amount of securities being offered. The Rule 24f-2 Notice for the fiscal year ending December 31, 1996 will be filed by March 1, 1997.

                       CROSS REFERENCE TO ITEMS REQUIRED

                                 BY FORM N-8B-2


Item No. of
Form N-8B-2            Caption
-----------            -------

    1                  Cover Page; Glossary; The Separate Account

    2                  Cover Page; What is MassMutual; The Separate Account

    3                  Investment of the Separate Account

    4                  Sales and Other Agreements

    5                  The Separate Account

    6                  The Separate Account

    7                  Not Applicable

    8                  Not Applicable

    9                  Legal Proceedings

    10                 Cover Page; Basic Questions and Answers
                       About Us and Our Policy; Death Benefits Under the Policy; Free Look Provision; Account Value and Surrender Value; Policy Loan Privilege; The Separate Account; Charges Under the Policy; Sales and Other Agreements; When We Pay Proceeds; Payment Options; Our Rights; Your Voting Rights; Basic Questions and Answers About Us and Our Policy

    11                 The Separate Account

    12                 The Separate Account; Sales and Other Agreements

    13                 The Separate Account; Charges Under the Policy

    14 Basic Questions and Answers About Us and Our Policy; The Separate Account; Sales and Other Agreements

    15                 Basic Questions and Answers About Us and Our Policy;
                       General Provisions Of the Policy

                       CROSS REFERENCE TO ITEMS REQUIRED

                                BY FORM N-8B-2

Item No. of
Form N-8B-2            Caption
-----------            -------

    16                 The Separate Account; Investment Return

    17                 The Separate Account Value and Cash Surrender Value;
                       Withdrawal Rights and Payment Options

    18                 The Separate Account

    19                 Records and Reports

    20                 Not Applicable

    21 What ius the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value; Policy Loan

    22                 Not Applicable

    23                 Bonding Arrangement

    24                 Limits on Our Right to Challenge the Policy; Suicide;
                       Misstatement of Age or Sex; Assignment; Beneficiary; Our Rights; The Separate Account

    25                 Basic Questions and Answers About Us and Our Policy

    26                 Not Applicable

    27                 Basic Questions and Answers About Us and Our Policy

    28                 Directors and Executive Officers of MassMutual

    29                 Basic Questions and Answers About Us and Our Policy

    30                 Not Applicable

    31                 Not Applicable

    32                 Not Applicable

    33                 Not Applicable

                       CROSS REFERENCE TO ITEMS REQUIRED

                                BY FORM N-8B-2

Item No. of
Form N-8B-2            Caption
-----------            -------

    34                 Not Applicable

    35                 Basic Questions and Answers About Us and Our Policy

    36                 Not Applicable

    37                 Not Applicable

    38                 Sales and Other Agreements

    39                 Sales and Other Agreements

    40                 Sales and Other Agreements

    41                 Sales and Other Agreements

    42                 Not Applicable

    43                 Sales and Other Agreements

    44 The Separate Account; Investment Return Charges for Federal Income Tax; General Provisions of the Policy

    45                 Not Applicable

    46                 The Separate Account; Investment Return

    47                 The Separate Account

    48                 The Separate Account; Investment Return

    49                 Not Applicable

    50                 The Account

    51                 Cover Page; Basic Questions and Answers About Us and Our
                       Policy

    52                 The Separate Accounts; Our Rights

    53                 Federal Income Tax Considerations

                       CROSS REFERENCE TO ITEMS REQUIRED

                                BY FORM N-8B-2

Item No. of
Form N-8B-2            Caption
-----------            -------

    54                 Not Applicable

    55                 Not Applicable

    56                 Not Applicable

    57                 Not Applicable

    58                 Not Applicable

    59                 Financial Statements

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                 Flexible Premium Variable Whole Life Insurance

This Prospectus describes a flexible premium variable whole life insurance policy being offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Policy provides lifetime insurance protection and has flexibility with respect to premium payments, the amount of which payments is based upon the table of Selected Face Amounts chosen in the Application. Policyowners have several investment alternatives. An individual Policyowner may allocate the premium for his or her Policy among a Guaranteed Principal Account ("GPA") and the seventeen Separate Account divisions (subject to state availability) of a designated segment of Massachusetts Mutual Variable Life Separate Account I (the "Separate Account") after certain deductions have been made. (For details see Deductions From Premiums on page 10.) At any one time, only eight divisions are available to a Policyowner. The Separate Account divisions consist of five divisions (the "MML Divisions") which invest in MML Series Investment Fund, nine divisions, (the "Oppenheimer Divisions"), which invest in nine funds of Oppenheimer Variable Account Funds, and three divisions, (the "LifeSpan Divisions"), which invest in the LifeSpan Portfolios of the Panorama Series Fund, Inc.

The Death Benefit may, and Cash Surrender Value of a Policy most likely will, vary up or down depending on the investment performance of the divisions of the Separate Account (the "Divisions"). While there is no guaranteed minimum Cash Surrender Value for a Policy invested in the Separate Account, a Policy's Death Benefit will never be less than its Selected Face Amount. This amount can increase, decrease, or remain level each year based upon the Selected Face Amount and Death Benefit Option chosen by the Policyowner, subject to certain rules established by MassMutual. Furthermore, the Policy will not lapse provided there is sufficient Account Value available to pay applicable monthly charges. (For details see Account Value Charges on page 11.)

The Divisions have distinct investment portfolios. The MML Equity Division invests in shares of MML Equity Fund, which invests primarily in common stocks and other equity securities. The MML Equity Index Division invests in shares of MML Equity Index Fund, which seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The MML Blend Division invests in shares of MML Blend Fund, which invests in a portfolio that may include common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year. The MML Managed Bond Division invests in shares of MML Managed Bond Fund, which invests primarily in publicly issued, readily marketable, fixed-income securities. The MML Money Market Division invests in shares of MML Money Market Fund, which invests primarily in short-term debt instruments. The Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund which invests primarily in securities of foreign issuers, growth type companies, cyclical industries and other securities which are believed will appreciate in value. The Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Capital Appreciation Fund which invests primarily in securities of growth-type companies. The Oppenheimer Growth Division invests in shares of Oppenheimer Growth Fund which invests primarily in securities of well-known companies. The Oppenheimer Growth & Income Division invests in shares of Oppenheimer Growth & Income Fund which invests primarily in equity and debt securities. The Oppenheimer Multiple Strategies Division invests in shares of Oppenheimer Multiple Strategies Fund which invests primarily in common stocks and other equity securities, bonds, other debt securities and "money market" securities. The Oppenheimer High Income Division invests in shares of Oppenheimer High Income Fund which invests primarily in lower-rated, high yield, high risk income securities. The Oppenheimer Strategic Bond Division invests in shares of Oppenheimer Strategic Bond Fund which invests primarily in: (i) foreign government and corporate debt securities; (ii) U.S. government securities; and (iii) lower-rated high yield, high-risk debt securities. The Oppenheimer Bond Division invests in shares of Oppenheimer Bond Fund which invests primarily in high yield fixed-income securities. The Oppenheimer Money Division invests in shares of Oppenheimer Money Fund which invests primarily in "money market" securities consistent with low capital risk and maintenance of liquidity. The Panorama LifeSpan Capital Appreciation Division invests in shares of the Panorama LifeSpan Capital Appreciation Portfolio, which invests primarily in equity securities. The Panorama LifeSpan Balanced Division invests in shares of Panorama LifeSpan Balanced Portfolio, which invests in equity securities and fixed income securities with a slightly stronger focus on equity securities. The Panorama LifeSpan Diversified Income Division invests in Panorama LifeSpan Diversified Income Portfolio, which invests in fixed income securities. (Collectively, these seventeen funds are referred to as the "Funds.") The shares of the underlying Funds purchased by the Divisions are held by MassMutual as custodian of the Separate Account. (For details regarding the charges against the Separate Account, see Separate Account Charges on page 11.)

All Policies are serviced through MassMutual's Home Office which is located in Springfield, Massachusetts. The mailing address is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111. The telephone number is
(413) 788-8411.

                                   May 1, 1997

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE

SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES OF MML SERIES INVESTMENT FUND, THE OPPENHEIMER VARIABLE ACCOUNT FUNDS, PANORAMA SERIES FUND, INC. AND MML EQUITY INDEX FUND.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR A POLICY'S BENEFICIARY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE TO A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any interest or participation in the flexible premium variable whole life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

Table Of Contents


                                                                                                                           Page
                                                                                                                           ----
Definitions Of Terms...................................................................................................       5

Basic Questions And Answers About Us And Our Policy....................................................................       7
   What is MassMutual?.................................................................................................       7
   What variable life insurance policy are We offering?................................................................       7
   Availability........................................................................................................       7
   Underwriting........................................................................................................       7
   What is the Account Value of the Policy?............................................................................       7
   What are the Divisions of the Separate Account?.....................................................................       7
   What is the Guaranteed Principal Account ( "GPA ")?.................................................................       8
   Is the level of the Death Benefit guaranteed?.......................................................................       8
   Is the Death Benefit subject to income taxes?.......................................................................       8
   Does the Policy have a Cash Surrender Value?........................................................................       8
   What is a modified endowment contract?..............................................................................       8
   Can this Policy become a modified endowment contract?...............................................................       8
   What about Premiums?................................................................................................       9
   When are Initial Premiums allocated to the Guaranteed Principal Account or the Separate Account?....................       9
   How can the Net Premium and the Account Value of the Policy be allocated among the
    Guaranteed Principal Account and the Separate Account Divisions?...................................................       9
   How long will the Policy remain in force?...........................................................................       9
   Are there charges against the Policy?...............................................................................       9
   What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash
    Surrender Value?...................................................................................................       9
   Are dividends paid on the Policy?...................................................................................       9
   Do I have a right to cancel?........................................................................................      10

Charges Under The Policy...............................................................................................      10
   Deductions from Premiums............................................................................................      10
    Sales Load.........................................................................................................      10
    State Premium Tax Charge...........................................................................................      10
    Deferred Acquisition Cost ( "DAC ") Tax Charge.....................................................................      10
   Account Value Charges...............................................................................................      11
    Administrative Charge..............................................................................................      11
    Charge for Cost of Insurance Protection............................................................................      11
    Underwriting Charge................................................................................................      11
   Separate Account Charges............................................................................................      11
    Charges for Mortality and Expense Risks............................................................................      11
    Charges for Federal Income Taxes...................................................................................      11

The Separate Account...................................................................................................      11
   Investment of the Separate Account..................................................................................      12
   Rates of Return.....................................................................................................      15

General Provisions Of The Policy.......................................................................................      18
   Premiums............................................................................................................      18
   Planned Policy Premiums.............................................................................................      18
   Minimum Initial Policy Premium......................................................................................      18
   Minimum Case Premium................................................................................................      18
   Initial Case Premium Paid...........................................................................................      18
   Minimum and Maximum Premium Payments................................................................................      18
   Termination.........................................................................................................      18
   Grace Period........................................................................................................      18

Death Benefit Under The Policy.........................................................................................      18

Account Value And Cash Surrender Value.................................................................................      19
   Account Value.......................................................................................................      19
   Automated Account Value Transfer....................................................................................      19
   Investment Return...................................................................................................      20
   Cash Surrender Value................................................................................................      20
   Withdrawals.........................................................................................................      20


                                                                                                                           Page
                                                                                                                           ----
Policy Loan Privilege.................................................................................................       20
   Source of Loan.....................................................................................................       20
   If Loans Exceed the Policy Account Value...........................................................................       20
   Interest...........................................................................................................       21
   Repayment..........................................................................................................       21
   Interest on Loaned Value...........................................................................................       21
   Effect of Loan.....................................................................................................       21

Free Look Provision...................................................................................................       21

Exchange Privilege....................................................................................................       21

Your Voting Rights....................................................................................................       21

Our Rights............................................................................................................       21

Directors And Executive Vice Presidents Of MassMutual.................................................................       22

The Guaranteed Principal Account......................................................................................       23

Federal Income Tax Considerations.....................................................................................       23
   MassMutual - Tax Status............................................................................................       24
   Policy Proceeds, Premiums, and Loans...............................................................................       24
   Modified Endowment Contracts.......................................................................................       24
   Diversification Standards..........................................................................................       25

Additional Provisions Of The Policy...................................................................................       26
   Paid-up Policy Date................................................................................................       26
   Reinstatement Option...............................................................................................       26
   Payment Options....................................................................................................       26
   Fixed Amount Payment Option........................................................................................       26
   Fixed Time Payment Option..........................................................................................       26
   Interest Payment Option............................................................................................       26
   Lifetime Payment Option............................................................................................       26
   Joint Lifetime Payment Option......................................................................................       26
   Joint Lifetime Payment Option with Reduced Payments................................................................       26
   Withdrawal Rights under Payment Options............................................................................       26
   Beneficiary........................................................................................................       26
   Changing the Owner or Beneficiary..................................................................................       26
   Right to Substitute Insured........................................................................................       27
   Assignment.........................................................................................................       27
   Dividends..........................................................................................................       27
   Limits on Our Right to Challenge the Policy........................................................................       27
   Misstatement of Age or Sex.........................................................................................       27
   Suicide............................................................................................................       27
   When We Pay Proceeds...............................................................................................       27

Records And Reports...................................................................................................       28

Sales And Other Agreements............................................................................................       28
   Commissions Schedule...............................................................................................       28
   Bonding Arrangement................................................................................................       28

Legal Proceedings.....................................................................................................       28

Experts...............................................................................................................       28

Financial Statements..................................................................................................       28

Appendix A............................................................................................................       52

Appendix B............................................................................................................       59

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Automated Account Value Transfer: The automated transfer process which allows a Policyowner to specify, subject to applicable transfer rules, a specific dollar amount or a whole-number percentage of a Division's Account Value to be transferred monthly from that Division to any other Division(s) and/or the Guaranteed Principal Account.

Beneficiary: The person or persons that the Policyowner specifies to receive insurance proceeds after the Insured dies.

Case: A group of Policies sold to individuals with a common employment or other non-insurance motivated relationship. All Policies in a Case are aggregated for purposes of determining the Policy Date or Issue Date, underwriting requirements and sales load percentages.

Cash Surrender Value: The amount payable to a Policyowner upon Surrender of the Policy. It is equal to the Account Value less any Policy Debt.

Death Benefit: The amount payable to the named Beneficiary when the Insured dies. A choice of Death Benefits is available under the Policy (referred to as "Option 1" and "Option 2"). The Death Benefit equals the greater of the Selected Face Amount (plus the Account Value, under Option 2), or the Minimum Face Amount in effect on the date of death, less Policy Debt, plus unearned or minus unpaid monthly deductions.

Divisions: The subaccounts of the Separate Account, each of which invests in shares of either the MML Series Investment Fund, the Oppenheimer Variable Account Funds or the Panorama Series Fund, Inc.

Fixed Account Values: Account Values which are allocated to the GPA.

Free Look Period: The period during which a Policyowner may return the Policy. It must be within 10 days of receipt of the Policy, or within 10 days after the Policyowner receives the notice of a right to withdraw, or within 45 days after the date of Part I of the Application, whichever is latest (unless a different period is mandated under applicable state law). Until the expiration of the Free Look Period, amounts will be held in the MML Money Market Division.

Guaranteed Principal Account ("GPA"): A fixed account to which a Policyowner may allocate Net Premium or Account Value, which guarantees both the principal and a minimum interest rate.

Home Office: The Home Office of MassMutual is located at 1295 State Street in Springfield, Massachusetts.

Initial Case Premium Paid: The total dollar amount paid for all Policies in a Case before the Case is installed on the administrative system.

Insured: Person whose life this Policy insures.

Issue Date: The date shown on the Schedule Page. It is the start date of the suicide and contestability periods. It is also the date from which the Policy is in force if the first premium has been paid.

Minimum Face Amount: An amount equal to Account Value times the Minimum Face Amount percentage. This percentage depends upon the Insured's age, sex and smoking classification.

Monthly Calculation Date: The date on which the monthly deductions under the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent monthly deductions will be on the same date of each succeeding calendar month.

Net Premium: Premium paid less sales expense and premium tax charges.

Paid-up Policy Date: The Policy Anniversary Date nearest the Insured's 100th birthday.

Policy: The Flexible Premium Variable Life Insurance Policy With Table Of Selected Face Amounts offered by MassMutual that is described in this Prospectus.

Policy Anniversary: The anniversary of the Policy Date.

Policy Date: The date shown on the Schedule Page of the Policy used as the starting point for determining Policy Anniversary Dates, Policy Years and Monthly Calculation Dates.

Policy Debt: The amount of obligation from a Policyowner to MassMutual from outstanding loans made to the Policyowner under the Policy. This amount includes any loan interest accrued to date.

Policy Year: The twelve month period commencing with the Policy Date, and each successive twelve month period thereafter.

Policyowner: The corporation, partnership, trust, individual, or other entity who owns the Policy.

Premium: The total dollar amount paid for the Policy.

Premium Tax: The amount of premium tax, if any, charged by a state or other governmental authority.

Register Date: The date the Company allocates the initial premium less certain deductions to the Separate Account. It is the Valuation Date which is on, or next follows the later of the date on which We receive a completed Part I of the Application for this Policy at our Home Office or the date We receive the first premium payment for the Policy at our Home Office.

Selected Face Amount: The amount of insurance coverage chosen by the Policyowner.

Separate Account: The segregated asset account called "Massachusetts Mutual Variable Life Separate Account I" established by MassMutual under the laws of Massachusetts and registered as a unit investment trust under the Investment

Company Act of 1940, as amended. The Separate Account will be used to receive and invest premiums for this Policy and for other variable life insurance policies MassMutual issues, and for each such policy there will be a designated segment of the Separate Account.

Surrender: A surrender by the Policyowner of all rights under the Policy in exchange for the entire Cash Surrender Value under the Policy.

Valuation Date: Any date on which the net asset value of the shares of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Valuation Time: The time the New York Stock Exchange (or its successor) closes on a Valuation Date (currently 4:00 p.m. New York time). All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Values: Account Values which are allocated to any of the Divisions.

We or Us: Refers to MassMutual.

Withdrawal:  A withdrawal of Account Value by the Policyowner.

You or Yours: Refers to the Policyowner.

Basic Questions And Answers
About Us And Our Policy

What is MassMutual? MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident and health business in all fifty states of the United States, the District of Columbia and certain provinces of Canada. As of December 31, 1996, MassMutual had total contingency reserves in excess of $2.6 billion and consolidated assets of $55.8 billion.

On February 29, 1996, the merger of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") with and into MassMutual was completed. The separate existence of Connecticut Mutual has ceased. MassMutual continues its corporate existence under its current name. The merger does not affect any provisions of, or rights or obligations under, policies or contracts previously issued by MassMutual.

What variable life insurance policy are We offering? In this Prospectus We are offering a Flexible Premium Variable Whole Life Insurance Policy With Table Of Selected Face Amounts (the "Policy"). We issue this Policy to provide for a Death Benefit and Cash Surrender Value, as well as loan privileges and flexible premiums. It is called "flexible" because the Policyowner may select the timing and amount of premium payments. It is called "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefit may, and Cash Surrender Value most likely will, vary to the extent that the Account Value under the Policy is allocated to the Division(s). Certain provisions of the Policy as described herein may be somewhat different in any particular state because of specific state requirements.

The Policy is a legal contract between the Policyowner and MassMutual. The entire contract consists of the application to the Policy (the "Application"), the Policy and any amendments or riders added thereto.

Availability. The Policy is available on a "Case" or, state law permitting, on an individual basis. "Case basis" means that the Insureds share a common employment or other institutional relationship and that all Policies in the Case are aggregated for purposes of determining Issue Dates, Policy Dates, underwriting requirements and sales load percentages. If an individual Insured owns the Policy, he or she may exercise all rights and privileges under the Policy through their Employer or other sponsoring entity acting as Case administrator. After termination of the employment or other relationship, an individual who owns the Policy may exercise such rights and privileges directly with MassMutual.

The minimum Selected Face Amount is $25,000 per life for ages 20 through 85 (age nearest birthday). The minimum Case premium is $250,000 of first year annualized premium. The Insured may not be younger than age 20 nor older than age 85 as of the Policy Date for Policies issued on a regular underwriting basis. For Policies underwritten on a guaranteed issue underwriting basis or on a simplified issue underwriting basis, the Insured may not be younger than age 20 nor older than age 65 as of the Policy Date. Before issuing any Policy We will require satisfactory evidence of insurability, except under a guaranteed issue underwriting approach if the Insured is not older than age 65 as of the Policy Date.


Underwriting. The Policies within a Case are underwritten on the same basis, i.e., a regular underwriting, simplified issue underwriting, or guaranteed issue underwriting approach is used for all Policies in a Case. Availability of a regular underwriting approach is subject to state approval. Mortality charges vary depending on the type of underwriting used.

What is the Account Value of the Policy? The Account Value is determined by the amount and frequency of premium payments, the investment experience of the Divisions chosen by the Policyowner (the Variable Account Value), the interest earned on Account Value allocated to the GPA (the Fixed Account Value), and any Withdrawals or charges imposed in connection with the Policy. The Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Divisions but also may benefit from any appreciation in value. For details see Account Value on page 19.

What are the Divisions of the Separate Account? The Separate Account has seventeen Divisions - the MML Equity Division, the MML Equity Index Division, the MML Blend Division, the MML Managed Bond Division, the MML Money Market Division, the Oppenheimer Global Securities Division, the Oppenheimer Capital Appreciation Division, the Oppenheimer Growth Division, the Oppenheimer Growth & Income Division, the Oppenheimer Multiple Strategies Division, the Oppenheimer High Income Division, the Oppenheimer Strategic Bond Division, the Oppenheimer Bond Division, the Oppenheimer Money Division, the Panorama LifeSpan Capital Appreciation Division, the Panorama LifeSpan Balanced Division and the Panorama LifeSpan Diversified Income Division. (The Panorama LifeSpan Divisions and the MML Equity Index Division are subject to state availability.) Each Division invests only in shares of a single investment company or a single series of an investment company. The Divisions are intended to provide money to pay benefits under the Policy but do not guarantee a minimum interest rate or guarantee against asset depreciation. For details see The Separate Account on page
11.

The MML Equity Division invests in shares of MML Equity Fund. The MML Equity Index Division invests in shares of MML Equity Index Fund. The MML Blend Division invests in shares of MML Blend Fund. The MML Managed Bond Division invests in shares of MML Managed Bond Fund. The MML Money Market Division invests in shares of MML Money Market Fund. Oppenheimer Global Securities, Capital Appreciation, Growth, Growth & Income, Multiple Strategies, High Income, Strategic Bond, Bond and Money Divisions invest in shares of Oppenheimer Global Securities Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Growth & Income Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer High Income Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Bond Fund and Oppenheimer Money Fund, respectively. The Panorama LifeSpan Capital Appreciation, Balanced and Diversified Income Divisions invest in shares of Panorama LifeSpan Capital Appreciation, Balanced and Diversified Income Portfolios, respectively.

MML Equity Fund, MML Equity Index Fund, MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund (the "MML Funds") are separate series of shares of MML Series Investment Fund (the "MML Trust"), an open-end diversified management investment company. MassMutual acts as investment manager to each of the MML Funds. MassMutual had entered into investment sub-advisory agreements with Concert Capital Management, Inc. ("Concert"). Concert served as the investment sub-adviser to the MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. At such time, Concert and Babson were wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. MassMutual has also entered into an investment sub-advisory agreement with Mellon Equity Associates ("Mellon Equity") to serve as the investment sub-adviser to the MML Equity Index Fund. MassMutual, Babson and Mellon Equity are registered as investment advisers under the Investment Advisers Act of 1940.

OppenheimerFunds, Inc. ("OFI") supervises the investment operations of the Oppenheimer Variable Account Funds (the "Oppenheimer Trust"), and the Panorama Series Fund, Inc., ("Panorama Fund"), determines the composition of each respective portfolio, and furnishes advice and recommendations with respect to the investments, investment policies and purchase and sale of securities, pursuant to an investment advisory agreement with each Oppenheimer Fund and Panorama Portfolio. (Prior to January 5, 1996, OFI was known as Oppenheimer Management Corporation.) Oppenheimer Global Securities Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Growth & Income Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer High Income Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Bond Fund, and Oppenheimer Money Fund (the "Oppenheimer Funds") are part of the Oppenheimer Trust. Panorama LifeSpan Capital Appreciation Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Diversified Income Portfolio (the "LifeSpan Portfolios") are part of the Panorama Fund. Both the Oppenheimer Trust and the Panorama Fund are open-end, diversified, management investment companies, which are available to act as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager, OppenheimerFunds, Inc., has engaged three sub-advisers: Babson-Stewart Ivory International ("Babson-Stewart"), BEA Associates ("BEA") and Pilgrim Baxter & Associates ("Pilgrim Baxter") to provide day-to-day portfolio management for certain components of the LifeSpan Portfolios.

What is the Guaranteed Principal Account ("GPA")? As an alternative to the Separate Account, the Policyowner may allocate Net Premium or transfer Account Value to the GPA. Amounts so allocated or transferred become part of MassMutual's general account assets. The Policyowner is not entitled to share in the investment experience of those assets. Rather, MassMutual guarantees a rate of return on the allocated amount equal to 3%. Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. For details see The Guaranteed Principal Account on page 23.

Is the level of the Death Benefit guaranteed? There are two Death Benefit options. The Death Benefit equals the greater of the Policy's Selected Face Amount for the Policy Year of death (plus the Account Value on the date of death if Death Benefit Option 2 is elected) or the Minimum Face Amount in effect on the date of death of the Insured. Death Benefit proceeds under either Option will be reduced by any outstanding Policy Debt, plus or minus unearned or unpaid monthly deductions. So long as the Policy remains in force, the Death Benefit You have selected will be available. For details see Death Benefit Under The Policy on page 18.

Is the Death Benefit subject to income taxes? A Death Benefit paid under our Policies is usually fully excludable from the gross income of the Beneficiary for federal income tax purposes.

For details see Federal Income Tax Considerations - Policy Proceeds, Premiums and Loans on page 24.

Does the Policy have a Cash Surrender Value? The Policyowner may surrender the Policy at any time and receive its Account Value less any Policy Debt. There is no surrender charge. Withdrawals are allowed subject to certain restrictions and are subject to a withdrawal charge of 2.0% of the Account Value not to exceed $25.00 deducted from each Withdrawal. For details see Withdrawals. The Cash Surrender Value of a Policy fluctuates with the investment performance of the Divisions in which the Policy has Account Value, and with the interest rate on the amount held in the GPA. It may increase or decrease daily.

For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until the Policy is surrendered. In connection with certain Withdrawals of Account Value and loans on the Policy, however, the Policyowner may be taxed on all or a part of the amount distributed.

For details see Cash Surrender Value on page 20; Federal Income Tax Considerations - Policy Proceeds, Premiums and Loans on page 24.

What is a modified endowment contract? A modified endowment contract (as defined by the Internal Revenue Code) is a life insurance policy under which the premiums paid during the first seven contract years exceed the cumulative premiums payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to a life insurance policy can subject it to retesting for a new seven-year period. During an insured's lifetime, distributions from a modified endowment contract, including collateral assignments, loans, and withdrawals, are taxable to the extent of any income in the contract and may also incur a penalty tax if the Policyowner is not 59 1/2. For details see Modified Endowment Contracts on page 24.

Can this Policy become a modified endowment contract? Since this Policy permits flexible premium payments, it may become a modified endowment contract. The Company has the systems capacity to test a Policy at issue to determine whether it will be classified as a modified endowment contract ("MEC"). This test examines the Policy for MEC status at the time of issue. The Company has further safeguards in place to monitor whether a Policy may become a modified endowment contract after issue.

For details see Federal Income Tax Considerations - Modified Endowment Contracts on page 24.

What about Premiums? There are five concepts which are important to the discussion of premiums for this Policy: the minimum initial Policy premium; the minimum annual planned Policy premium; the planned Policy premium; the minimum Case premium; and the Initial Case Premium Paid.

A minimum initial Policy premium is payable either at the time You submit Your Application or at some time prior to the delivery of the Policy. The minimum annual planned Policy premium is a level amount used in determining the sales load percentage breakpoint and varies by initial Selected Face Amount, issue age, and sex. The planned Policy premium is elected on the Application and becomes the basis for the Policy's premium billing. The amount of planned Policy premiums originally selected in the Application may be changed at any time upon written request.

The minimum Case premium is $250,000 of first year annualized premium for all Policies in a Case. The Initial Case Premium Paid is the amount of premium for all Policies in a Case on deposit with MassMutual at the time the Policies are installed on the administration system. The Initial Case Premium Paid determines sales load percentages for all Policies in that Case.

For details see General Provisions Of The Policy - Premiums on page 18.

When are Initial Premiums allocated to the Guaranteed Principal Account or the Separate Account? The initial Net Premium (i.e., premium paid less the deductions described in Deductions From Premiums) will be allocated to the MML Money Market Division, which invests in the MML Money Market Fund (see Free Look Provision on page 21). At the end of the Free Look Period, the Account Value will be allocated to the GPA and/or Divisions according to the Policyowner's instructions in the Application and subject to MassMutual's allocation rules.

How can the Net Premium and the Account Value of the Policy be allocated among the Guaranteed Principal Account and the Divisions? When You apply for a Policy You choose the percentages of Your premiums to be allocated to the Divisions (maximum of eight at one time) and the GPA. A Policyowner may choose any whole-number percentages as long as the total is 100%. The allocation of future Net Premiums may be changed at any time without charge.

The Account Value of the Policy may be transferred between the GPA and/or the Divisions by written request. Account Value may be transferred by dollar amount or by whole-number percentage, subject to restrictions. Only eight Divisions are available to a Policyowner at any one time. To allocate Net Premiums or to transfer Account Value to a ninth Division, the Policyowner must transfer 100% of the Account Value from one or more of the eight Divisions to which allocations are currently made. For details, see The Separate Account. Automated Account Value Transfer is also available. For details, see Automated Account Value Transfer. For details see Account Value on page 19.

How long will the Policy remain in force? The Policy does not automatically terminate for failure to pay planned Policy premiums. Payment of these amounts does not guarantee the Policy will remain in force. The Policy terminates only when the Account Value less any Policy Debt is insufficient to pay the monthly deduction, and a grace period expires without sufficient payment. For details see Termination and Grace Period on page 18.

Are there charges against the Policy? Certain charges are made against the Policy. Before allocation of any premium to the Account Value, a percentage of each premium paid is deducted for expenses related to the sale and distribution of the Policies. These charges are called sales loads and the percentages vary depending on the total Initial Case Premium Paid for all Policies in the Case before installation on the administration system. There are two additional deductions from gross premiums: (i) for state premium taxes; and (ii) for Deferred Acquisition Cost ("DAC") tax expense. Each premium, net of these charges, is allocated to the GPA or the Divisions and becomes a part of the Account Value. For details see Deductions From Premium on page 10.

Certain monthly charges are deducted directly from the Policy's Account Value on each Monthly Calculation Date. These monthly deductions are equal to the sum of a mortality charge, an administrative charge, and an underwriting charge. The underwriting charge is only applicable for Policies issued under a regular underwriting approach.

Some deductions are made on a daily basis against the assets of the Divisions. A daily charge calculated at a current annual rate of .30% of the value of the assets of each Division is charged for mortality and expense risks. In no event will this rate exceed .60%. Similarly, tax assessments are calculated daily. Currently, We are not making any charges for income taxes, but We may make charges in the future against the Divisions for federal income taxes attributable to them.

Withdrawals of Account Value are permitted subject to certain restrictions. A charge equal to the lesser of $25 or 2.0% of the amount withdrawn is imposed for each Withdrawal.

For details see Charges Under The Policy on page 10 and Federal Income Tax Considerations on page 23.

What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value? While the Policy is in force, a loan may be made on the Policy, in a maximum amount equal to the Account Value on the date the loan is to be made reduced by: (i) any outstanding Policy Debt; (ii) interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date; and (iii) an amount equal to the most recent monthly charge for the Policy multiplied by the number of Monthly Calculation Dates from the date the loan is made, up to and including the next Policy Anniversary Date. (The maximum loan amount may be different if required by state law.) For details see Policy Loan Privilege on page 20.

Are dividends paid on the Policy? The Policy is participating, therefore, it may share in any dividends that MassMutual pays. Dividends are based on the Policy's contribution to any divisible surplus of MassMutual. Any dividends will be payable on the Policy Anniversary Date.

MassMutual does not expect that any dividends will be paid under the Policies. For details see Dividends on page 27.

Do I have a right to cancel? Under the Free Look Provision, the Policyowner has a limited right to return the Policy and receive a refund. This right expires on the latest of the following:


 . Ten days after You receive the Policy; or

 . Ten days after You receive a Notice of Withdrawal Right; or

 . 45 days after Part 1 of the Policy Application was signed.

The Policy may be returned to our Home Office, to any of our agency offices, or to the agent who sold You the Policy. For details see Free Look Provision on page 21.

Charges Under The Policy

Certain charges are deducted to compensate MassMutual for providing the insurance benefits under the Policy, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

DEDUCTIONS FROM PREMIUMS

Prior to the allocation of the premium payment to the GPA or the selected Divisions, a deduction as a percentage of premium is made for the sales load, state premium taxes, and the DAC tax charge. The sales load percentage varies depending on the total Initial Case Premium Paid for all Policies in the Case.

Sales Load. Effective January 1, 1997 (subject to state availability), the sales load component of the premium deduction is based on the total Initial Case Premium Paid for all Policies under a Case before installation on the administration system. For Policies issued under a Case with an Initial Case Premium Paid of less than $3,500,000, the sales load percentages will decrease after the fifth Policy Year. For Policies issued under a Case with an Initial Case Premium Paid of $3,500,000 or more, the sales load will not change after the fifth Policy Year. Please note for Policies issued under a Case with an Initial Case Premium Paid of less than $3,500,000, the premiums are tracked on an annual cumulative basis for each Policy, and the year 1 through 5 sales load percentages will be higher on premium payments made below the specified minimum annual planned Policy premium.


                                   Sales Load

Initial Case Premium Paid                    Years 1-5       Years 6+
Less than $3,500,000

 Less than or equal to the
 Minimum Planned Policy
 Premium                                        18.00%          6.00%

 Greater than the Minimum
 Planned Policy Premium                          6.00%          6.00%

Greater than or equal to
$3,500,000 but less than
$7,000,000                                       5.50%          5.50%

Greater than or equal to
$7,000,000 but less than
$10,000,000                                      3.25%          3.25%

Greater than or equal to
$10,000,000                                       .75%           .75%

For Policies issued under a Case installed on the administration system prior to January 1, 1997, the following sales load provision applies. For Policies issued under a Case with an Initial Case Premium Paid of less than $1,000,000, the sales load percentages will decrease after the fifth Policy Year. For Policies issued under a Case with an Initial Case Premium Paid of $1,000,000 or more, the sales load will not change after the fifth Policy Year. Please note for Policies issued under a Case with an Initial Case Premium Paid of less than $1,000,000, the premiums are tracked on an annual cumulative basis for each policy, and the year 1 through 5 sales load percentages will be higher on premium payments made below the specified minimum annual planned Policy premium.


                                   Sales Load

Initial Case Premium Paid                    Years 1-5       Years 6+
Less than $1,000,000

 Less than or equal to the
 Minimum Planned Policy
 Premium                                        18.00%          6.00%

 Greater than the Minimum
 Planned Policy Premium                          6.00%          6.00%

Greater than or equal to
$1,000,000 but less than
$2,500,000                                       7.00%          7.00%

Greater than or equal to
$2,500,000 but less than
$5,000,000                                       5.50%          5.50%

Greater than or equal to
$5,000,000 but less than
$10,000,000                                      4.00%          4.00%

Greater than or equal to
$10,000,000                                      3.25%          3.25%

The amount of the sales load in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales load, they will be recovered from MassMutual surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the Policy, see Sales And Other Agreements -- Commission Schedule. During 1996, the aggregate amount of sales load deductions was $611,325.

State Premium Tax Charge. Various states apply premium taxes at various rates. We currently deduct a percentage equal to the applicable state rate of each premium to cover premium taxes assessed against MassMutual by the various states. The applicable state rate will be either the Massachusetts rate or a higher rate. The current state premium tax charge ranges from 2.0% to 4.0% of each premium. This charge may increase or decrease to reflect either any change in the tax or changes of residence. The Policyowner should notify MassMutual of any change of residence. Any change in this charge would be effective immediately. During 1996, the aggregate state premium tax charge was $143,879.

Deferred Acquisition Cost ("DAC") Tax Charge. We deduct 1.0% of each premium to cover a federal premium tax assessed against MassMutual. This charge is reasonable in relation to MassMutual's federal income tax burden, under

Internal Revenue Code Section 848, resulting from the receipt of premiums. During 1996, the aggregate DAC tax charge was $64,471.

ACCOUNT VALUE CHARGES

On each Monthly Calculation Date, a monthly administrative charge, a cost of insurance charge (also referred to as the Mortality Charge in the Policy) and an underwriting charge (if applicable) are deducted from the Variable Account Value and Fixed Account Value in proportion to the non-loaned Account Value in the Separate Account and the GPA.

Administrative Charge. A monthly charge is deducted to compensate MassMutual for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims, and communicating with Policyowners. Currently, the charge is $5.25 per month, or $63 annually, for each Policy. While this charge may increase or decrease, the maximum monthly administrative charge is $9 per month. (The maximum charge may be different if required by state law.) Such charges will not exceed the actual cost for such services. During 1996, the aggregate amount of deductions for administrative charges was $4,845.

Charge for Cost of Insurance Protection. A charge for the cost of insurance protection is deducted on each Monthly Calculation Date and is based on the Insured's sex, attained age, the Policy Year in which the deduction is made, the smoker and rating class of the Policy, and the type of underwriting used for the Case. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each Policy month. The maximum monthly cost of insurance charge for each $1,000 of insurance for which a charge applies is shown in the Table of Maximum Monthly Mortality Charges in the Policy. MassMutual may charge less than these maximum charges. Any change in these charges will apply to all Policies in the same class. During 1996, the aggregate amount of deductions for cost of insurance protection was $104,521.


Underwriting Charge. A monthly underwriting charge is deducted from Policies that are issued under a regular underwriting basis. The charge is based on the amount of insurance underwritten before the Case is installed on the administration system. This charge is fixed for a set number of Policy Years and is shown in the Other Information section of the Policy's Schedule Page. During 1996, the aggregate amount of deductions for the underwriting charge was $23,523.

SEPARATE ACCOUNT CHARGES

Charges for Mortality and Expense Risks. We charge the Divisions for the mortality and expense risks We assume. We deduct a daily charge at a current effective annual rate of 0.30% of the value of each Division's assets that come from the Policy. While this charge may increase or decrease, the maximum charge is 0.60% annually. The aggregate amount of such charges, which are paid quarterly, against the Separate Account divisions in 1996 was $6,306.

The mortality risk We assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering Policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover Death Benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money We collect is insufficient, We will provide for all Death Benefits and expenses.

Charges for Federal Income Taxes. We do not currently make any charge against the Divisions for federal income taxes attributable to them. We may make such a charge eventually, however, in order to provide for the future federal income tax liability of the Divisions. For more information on charges for federal income taxes, see Federal Income Tax Considerations - MassMutual - Tax Status.

The Separate Account

The Separate Account was established on July 13, 1988 as a separate investment account of MassMutual by MassMutual's Board of Directors in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Registration does not involve supervision of the management or investment practices or policies of either the Separate Account or of MassMutual. Under Massachusetts law, however, both MassMutual and the Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts. Designated segments of the Separate Account will be used to receive and invest premiums for other variable life insurance policies issued by MassMutual. Such a segment has been established for the Policies.

Although the assets of the Separate Account are assets of MassMutual, that portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the Policies may not be used to satisfy any obligations that may arise out of any other business We may conduct. They may, however, become subject to liabilities arising from other variable life insurance policies which the Separate Account funds. In addition, We may from time to time, at our discretion, transfer to our general account those assets which exceed the reserves and other liabilities of the Separate Account. Such transfers will not adversely affect the Separate Account.

Income, realized gains or losses, and unrealized gains or losses from each Division are credited to or charged against that Division without regard to any of our other income, gains, or losses.

MassMutual may accumulate in the Separate Account the charge for expense and mortality risks, monthly charges assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.

MassMutual has the right to establish additional divisions of the Separate Account from time-to-time. Amounts credited to any additional divisions established would be invested in shares of other Funds. For any divisions, we have the right to substitute new Funds.

Investment of the Separate Account. The designated segment of the Separate Account has seventeen Divisions attributable to the Policy (subject to state availability). Each Division invests in shares of either MML Trust, Oppenheimer Trust or Panorama Fund. The Divisions of the Separate Account are:

 . The MML Equity Division - Amounts credited to this Division are invested in shares of MML Equity Fund, or its successor.

 . The MML Equity Index Division - Amounts credited to this Division are invested in shares of MML Equity Index Fund, or its successor.

 . The MML Blend Division - Amounts credited to this Division are invested in shares of MML Blend Fund, or its successor.

 . The MML Managed Bond Division - Amounts credited to this Division are invested in shares of MML Managed Bond Fund, or its successor.

 . The MML Money Market Division - Amounts credited to this Division are invested in shares of MML Money Market Fund, or its successor.

 . The Oppenheimer Global Securities Division - Amounts credited to this Division are invested in shares of Oppenheimer Global Securities Fund, or its successor.

 . The Oppenheimer Capital Appreciation Division - Amounts credited to this
  Division are invested in shares of Oppenheimer Capital Appreciation Fund, or its successor.

 . The Oppenheimer Growth Division - Amounts credited to this Division are invested in shares of Oppenheimer Growth Fund, or its successor.

 . The Oppenheimer Growth & Income Division - Amounts credited to this Division are invested in shares of Oppenheimer Growth & Income Fund, or its successor.

 . The Oppenheimer Multiple Strategies Division - Amounts credited to this
  Division are invested in shares of Oppenheimer Multiple Strategies Fund, or its successor.

 . The Oppenheimer High Income Division - Amounts credited to this Division are invested in shares of Oppenheimer High Income Fund, or its successor.

 . The Oppenheimer Strategic Bond Division - Amounts credited to this Division are invested in shares of Oppenheimer Strategic Bond Fund, or its successor.

 . The Oppenheimer Bond Division - Amounts credited to this Division are invested in shares of Oppenheimer Bond Fund, or its successor.

 . The Oppenheimer Money Division - Amounts credited to this Division are invested in shares of Oppenheimer Money Fund, or its successor.

 . The Panorama LifeSpan Capital Appreciation Division - Amounts credited to this
  Division are invested in shares of the Panorama LifeSpan Capital
  Appreciation Portfolio, or its successor.

 . The Panorama LifeSpan Balanced Division - Amounts credited to this Division are invested in shares of the Panorama LifeSpan Balanced Portfolio, or its successor.

 . The Panorama LifeSpan Diversified Income Division - Amounts credited to this
  Division are invested in shares of the Panorama LifeSpan Diversified Income Portfolio, or its successor.

The shares of the underlying Fund purchased by each Division will be held by MassMutual as custodian of the Separate Account.

A Policyowner may allocate Account Value to no more than eight Divisions at any one time. To allocate Net Premium or to transfer Account Value to a ninth Division which does not have Account Value allocated to it, a Policyowner must transfer 100% of the Account Value from one or more of the eight "active" Divisions to which allocations are currently made.

The MML Trust, the Oppenheimer Trust and the Panorama Fund are open-end, diversified management investment companies registered under the 1940 Act. The MML Trust consists of the five MML Funds described above, each of which has its own investment objectives and policies. Similarly, the Oppenheimer Trust consists of nine Oppenheimer Funds, each of which has its own investment objectives and policies. The Panorama Fund consists of seven Panorama Portfolios, each of which has its own objectives and policies. MassMutual established the MML Trust for the purpose of providing vehicles for the investment of assets held in various separate investment accounts, including the Separate Account, established by MassMutual or by life insurance companies which are subsidiaries of MassMutual. OFI established The Oppenheimer Trust and the Panorama Fund were established for the purpose of providing investment vehicles for investment only by variable life insurance contracts and variable annuities contracts. Shares of the MML Funds, Oppenheimer Funds and Panorama Portfolios are not offered to the general public, but solely to separate investment accounts established by MassMutual and other life insurance company separate account subsidiaries of MassMutual.

The primary investment objective of MML Equity Fund is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The assets of this Fund are normally expected to be invested primarily in common stocks and other equity-type securities.

The investment objective of the MML Equity Index Fund is to provide investment results that correspond to the price and yield performance of the publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies., Inc.)

The investment objective of MML Blend Fund is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital values. This Fund may invests in a portfolio that may include common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

The investment objective of MML Managed Bond Fund is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values. The assets of this Fund will be invested primarily in publicly issued, readily marketable, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

The investment objectives of MML Money Market Fund are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The assets of this Fund will be invested in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

The investment objective of the Oppenheimer Global Securities Fund is to seek long-term capital appreciation through investing a substantial portion of its invested assets in securities of foreign issuers, growth-type companies and special investment opportunities (anticipated acquisitions, mergers or other unusual developments) which are considered by OFI, in its capacity as investment manager of the Funds, to have appreciation possibilities. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock, convertible bonds and American Depository Receipts. Current income is not an investment objective of the Oppenheimer Global Securities Fund.

The investment objective of the Oppenheimer Capital Appreciation Fund is capital appreciation. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock and convertible bonds. In seeking this objective the Fund will emphasize investments in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for an increased demand for the particular company's products or services.

The investment objective of the Oppenheimer Growth Fund is to seek to achieve capital appreciation by investing in securities of well-known established companies (companies which have a history of earnings and dividends). The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock and convertible bonds.

The investment objective of the Oppenheimer Growth & Income Fund is to seek a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

The investment objective of the Oppenheimer Multiple Strategies Fund is to seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

The investment objective of the Oppenheimer High Income Fund is to earn a high level of current income by investing primarily in a diversified portfolio of high yield, fixed-income securities, including long-term debt obligations and preferred stock issues believed by OFI, in its capacity as investment manager of the Fund, not to involve undue risk. This Fund's investment policy is to assume certain risks (described more fully in the attached prospectus for the Oppenheimer Trust) in seeking high yield, which is ordinarily associated with high risk securities, commonly known as "junk bonds," in the lower rating categories of the established securities ratings services, and unrated securities.

The investment objective of the Oppenheimer Strategic Bond Fund is to seek a high level of current income principally derived from interest income from investments in U.S. government securities, high yield fixed-income securities, and foreign fixed-income securities and to seek to enhance such income by writing covered call options on debt securities.

The investment objective of the Oppenheimer Bond Fund is to seek a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, the Fund seeks capital growth when consistent with its primary objective.

The investment objective of the Oppenheimer Money Fund is to maximize current income from investments in "money market" securities consistent with low capital risk and maintenance of liquidity.

The investment objective of the Panorama LifeSpan Capital Appreciation Portfolio is to seek long-term capital appreciation through a strategically allocated portfolio consisting primarily of equity securities.

The investment objective of the Panorama LifeSpan Balanced Portfolio is to seek capital appreciation and income through a strategically allocated portfolio of equity securities and fixed income securities with a slightly stronger focus on equity securities.

The investment objective of the Panorama LifeSpan Diversified Income Portfolio is to attempt to provide long-term protection for cautious investors, seeking high current income with opportunities for capital appreciation by focusing on fixed income securities.

The Separate Account purchases and redeems shares of the Funds at their net asset value which is determined at the time of the receipt of the purchase order or redemption request without the imposition of any sales or redemption charge.

Citibank, N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for each of the MML Funds, other than the MML Equity Index Fund. Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the MML Equity Index Fund. The Bank of New York, with its home office located at One Wall Street, New York, NY 10015, acts as custodian for each of the Oppenheimer Funds. State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110, acts as custodian for each of the Panorama LifeSpan Portfolios.

MassMutual serves as investment manager of each of the MML Funds pursuant to Investment Management Agreements, four of which provide for the MML Equity Fund, MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund to pay MassMutual a quarterly fee at the annual rate of .50% of the first $100,000,000 of the MML Fund's average daily net asset value, .45% of the next $200,000,000,
 .40% of the next $200,000,000 and .35% of any excess over $500,000,000. Babson manages the investment and reinvestment of the assets of the MML Equity Fund and the Equity Sector of MML Blend Fund.

MassMutual serves as investment manager of the MML Equity Index Fund pursuant to an investment management agreement which provides for the Fund to pay MassMutual a quarterly fee at the annual rate of 0.40% of the first $100 million of net assets, 0.38% of the next $150 million of net assets and 0.36% of net assets over $250 million. MassMutual has entered into a sub-advisory agreement with Mellon Equity whereby Mellon Equity manages the investment and reinvestment of the assets of the MML Equity Index Fund as sub-advisor of the Fund.

The monthly management fee payable to OFI in its capacity as investment adviser to the Panorama LifeSpan Portfolios is based on the average daily net asset value of each Panorama Portfolio. The annual management fees paid to OFI are as follows: (i) for Panorama LifeSpan Diversified Income Portfolio: 0.750% of the Portfolios average annual net asset value up to $250 million and 0.65% thereafter; (ii) for Panorama LifeSpan Balanced Portfolio: 0.850% of the Portfolio average annual net asset value up to $250 million and 0.75% thereafter; and (iii) for Panorama LifeSpan Capital Appreciation Portfolio:
0.850% of the Portfolio average annual net asset value up to $250 million and 0.75% thereafter.

The monthly management fee payable to OFI in its capacity as investment adviser to the Oppenheimer Funds is computed separately on the net assets of each Fund as of the close of business each day. The management fee rates are as follows:
(i) for Money Fund: 0.450% of the first $500 million of net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of net assets over $1.5 billion; (ii) for Capital Appreciation Fund, Growth Fund, Growth & Income Fund, Multiple Strategies Fund, and Global Securities Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and (iii) for High Income Fund, Bond Fund, and Strategic Bond
Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion.

During 1996, MassMutual earned investment management fees of $5,787,673 from MML Equity Fund, $6,344,373 from MML Blend Fund, $820,434 from MML Managed Bond Fund and $612,946 from MML Money Market Fund. MassMutual has agreed to bear the expenses of each of the MML Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 1998.

Additional and more detailed information concerning the MML Funds, the Oppenheimer Funds and the Panorama Portfolios, including information about the other expenses of such Funds, may be found in the accompanying Prospectuses for the MML Trust, the Oppenheimer Trust and the Panorama Fund.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans. MassMutual also serves as the collateral co-manager for MassMutual Carlson CBO, N.V.

OFI, located at Two World Trade Center, New York, NY 10048-0203, has operated as an investment adviser since April 30, 1959. It and its affiliates currently advise U.S. investment companies with assets aggregating over $62 billion as of December 31, 1996, and having more than 3 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the MML Funds. Because these separate accounts are invested in the same underlying MML Funds it is possible that material conflicts could arise between owners of the Policies and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if MassMutual should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission; (ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying MML Funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same MML Funds. The Board of Trustees of the MML Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of Trustees who are not interested persons of the MML Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested Trustees. If a material irreconcilable conflict exists, MassMutual will take such action at its own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

The Oppenheimer Trust and Panorama Fund were established for use as investment vehicles by variable contract separate accounts such as the Separate Account. Accordingly, it is possible that a material irreconcilable conflict may develop between the interests of Policyowners and other separate accounts investing in the Oppenheimer Trust and Panorama Fund. The Board of Trustees of the Oppenheimer Trust ("the Trustees") and the Board of Directors of the Panorama Fund (the "Directors") will monitor the Oppenheimer Funds and Panorama Portfolios for the existence of any such conflicts. If it is determined that a conflict exists, the Directors will notify MassMutual, and appropriate action will be taken to eliminate such irreconcilable conflicts. Such steps may include: (i) withdrawing the assets allocable to some or all of the separate accounts from the particular Oppenheimer Fund or Panorama Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Oppenheimer Fund or Panorama Portfolio; (ii) submitting the question whether such segregation should be implemented to a vote of all affected contract owners; and
(iii) establishing a new registered management investment company or managed separate account.

Rates of Return. Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the Funds based on the actual investment performance (after deduction of investment management fees and direct operation expenses).

Table 1 shows figures for periods ended December 31, 1996, for the Funds; Table 2 shows December 31 annualized figures for the Funds. These rates of return do not reflect the mortality and expense risk charges assessed against the Separate Account. Also, they do not reflect deduction from premiums or administrative, cost of insurance, and underwriting charges assessed against the Account Value of the Policies. See Charges Under The Policy - Deductions From Premiums and Account Value Charges. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Account Value And Cash Surrender Value - Investment Return). The rates of return shown are not necessarily indicative of future performance. They may be considered in assessing the competence and performance of MassMutual, Babson, Mellon Equity, Babson-Stewart, BEA, Pilgrim Baxter and OFI as the Funds' investment adviser.

Appendix B illustrates the performance information pertaining to a hypothetical Policy. These figures do reflect the deduction of mortality and expense risk charges, deductions from premiums, and Account Value charges.

                                     TABLE 1
                        EFFECTIVE ANNUAL RATES OF RETURN
                             AS OF DECEMBER 31, 1996


                                               Since         20          15         10          5           3          1
 Fund                                        Inception      Years      Years       Years      Years       Years       Year
-------------------------------------------------------------------------------------------------------------------------------
 MML Equity                                   14.22%       14.72%      16.01%     13.78%      14.71%     17.97%      20.25%

 MML Blend                                    13.13%        ----        ----      11.89%      11.55%     12.90%      13.95%

 MML Managed Bond                             10.40%                   10.54%      8.34%      7.27%       5.79%      3.25%

 MML Money Market                              6.84%                   6.83%       5.76%      4.13%       4.82%      5.01%

 Oppenheimer Global Securities                10.65%                    ----       ----       12.38%      4.25%      17.53%

 Oppenheimer Capital Appreciation             15.66%                    ----      16.50%      16.68%     13.74%      20.22%

 Oppenheimer Growth                           14.52%                    ----      14.32%      16.24%     19.99%      25.20%

 Oppenheimer Growth & Income                  40.54%                    ----       ----        ----       ----       32.51%

 Oppenheimer Multiple Strategies              11.52%                    ----       ----       11.67%     11.18%      15.50%

 Oppenheimer High Income                      13.46%                    ----      13.89%      14.88%     10.34%      15.26%

 Oppenheimer Strategic Bond                    7.35%                    ----       ----        ----       7.54%      12.07%

 Oppenheimer Bond                              9.94%                    ----       8.81%      7.68%       6.33%      4.80%

 Oppenheimer Money                             5.98%                    ----       5.92%      4.42%       5.00%      5.13%

 Panorama LifeSpan Capital Appreciation       18.80%        ----        ----       ----        ----       ----       17.97%

 Panorama LifeSpan Balanced                   14.85%        ----        ----       ----        ----       ----       13.38%

 Panorama LifeSpan Diversified Income          9.61%        ----        ----       ----        ----       ----       6.93%

                                   TABLE 2
                           ONE YEAR TOTAL RETURNS

     For the year ended      1996     1995    1994    1993    1992    1991    1990     1989     1988    1987    1986    1985
--------------------------------------------------------------------------------------------------------------------------------
            MML
        Equity Fund         20.25%   31.13%  4.10%   9.52%   10.48%  25.56%  (0.51)%  23.04%   16.68%  2.10%   20.15%  30.54%

            MML
         Blend Fund         13.95%   23.28%  2.48%   9.70%   9.36%   24.00%   2.37%   19.96%   13.40%  3.12%   18.30%  24.88%

            MML
     Managed Bond Fund      3.25%    19.14% (3.76)%  11.81%  7.31%   16.66%   8.38%   12.83%   7.13%   2.60%   14.46%  19.94%

            MML
     Money Market Fund      5.01%     5.58%  3.84%   2.75%   3.48%   6.01%    8.12%   9.16%    7.39%   6.49%   6.60%    8.03%

        Oppenheimer
   Global Securities Fund   17.53%    2.24%  -5.72%  70.32%  -7.11%  3.39%    0.40%    ----     ----    ----    ----    ----

        Oppenheimer
 Capital Appreciation Fund  20.22%   32.52%  -7.59%  -7.59%  27.32%  15.42%  34.72%  -16.82%   27.57%  13.41%  14.34%  -1.65%

        Oppenheimer
        Growth Fund         25.20%   36.66%  0.97%   7.25%   14.53%  25.54%  -8.21%   23.59%   22.09%  3.31%   17.76%   ----

        Oppenheimer
    Growth & Income Fund    32.51%   25.25%   ----    ----    ----    ----    ----     ----     ----    ----    ----    ----

        Oppenheimer
  Multiple Strategies Fund  15.50%   21.36%  -1.95%  15.95%  8.99%   17.48%  -1.91%   15.76%   22.15%  3.97%    ----    ----

        Oppenheimer
      High Income Fund      15.26%   20.37%  -3.18%  26.34%  17.92%  33.91%   4.65%   4.84%    15.58%  8.07%   4.73%

        Oppenheimer
    Strategic Bond Fund     12.07%   15.33%  -3.78%  4.25%    ----    ----    ----     ----     ----    ----    ----    ----

        Oppenheimer
         Bond Fund          4.80%    17.00%  -1.94%  13.04%  6.50%   17.63%   7.92%   13.32%   8.97%   2.53%   10.12%  18.82%

        Oppenheimer
         Money Fund         5.13%     5.62%  4.25%   3.09%   3.93%   6.18%    7.84%   9.56%    6.96%   6.74%   6.00%    5.00%

          Panorama
      LifeSpan Capital
     Appreciation Fund      17.97%    6.65%   ----    ----    ----    ----    ----     ----     ----    ----    ----    ----

          Panorama
   LifeSpan Balanced Fund   13.38%    6.08%   ----    ----    ----    ----    ----     ----     ----    ----    ----    ----

          Panorama
    LifeSpan Diversified
        Income Fund         6.93%     5.69%   ----    ----    ----    ----    ----     ----     ----    ----    ----    ----

* The figures shown are from inception of the Funds and one year total returns. The MML Money Market and MML Managed Bond Funds commenced operations on December 16, 1981. The MML Blend Fund commenced operations on February 3, 1984. The MML Equity Fund commenced operations on September 15, 1971 (performance information prior to 1974 is not available). The Oppenheimer Money Fund, Oppenheimer Bond Fund and Oppenheimer Growth Fund commenced operations on April 3, 1985. The Oppenheimer High Income Fund commenced operations on April 30, 1986. The Oppenheimer Capital Appreciation Fund commenced operations on August 15, 1986. The Oppenheimer Multiple Strategies Fund commenced operations on February 9, 1987. The Oppenheimer Global Securities Fund commenced operations on November 12, 1990. The Oppenheimer Strategic Bond Fund commenced operations on May 3, 1993. Oppenheimer Growth & Income Fund commenced operations on July 5, 1995. Performance information for the MML Equity Index Fund is not provided because it commenced operations on May 1, 1997. Panorama Portfolios commenced operations on September 1, 1995.

                                     TABLE 2
                       ONE YEAR TOTAL RETURNS (Continued)

     For the year ended        1984     1983     1982     1981    1980     1979     1978   1977     1976     1975     1974
------------------------------------------------------------------------------------------------------------------------------
            MML
        Equity Fund            5.40%   22.85%   25.67%    6.67%  27.62%   19.54%    3.71% (0.52)%  24.77%   32.85%  (17.61)%*

            MML
         Blend Fund            8.24%*   ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

            MML
     Managed Bond Fund        11.69%    7.26%   22.79%*   ----    ----     ----     ----   ----     ----     ----     ----

            MML
     Money Market Fund        10.39%    8.97%   11.12%*   ----    ----     ----     ----   ----     ----     ----     ----

        Oppenheimer
   Global Securities Fund      ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

        Oppenheimer
 Capital Appreciation Fund     ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

        Oppenheimer
        Growth Fund            ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

        Oppenheimer
    Growth & Income Fund       ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

        Oppenheimer
  Multiple Strategies Fund     ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

        Oppenheimer
      High Income Fund         ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

        Oppenheimer
    Strategic Bond Fund        ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

        Oppenheimer
         Bond Fund             ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

        Oppenheimer
         Money Fund            ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

          Panorama
      LifeSpan Capital
     Appreciation Fund         ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

          Panorama
   LifeSpan Balanced Fund      ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

          Panorama
    LifeSpan Diversified
        Income Fund            ----     ----     ----     ----    ----     ----     ----   ----     ----     ----     ----

General Provisions Of
The Policy

This section of the Prospectus describes the general provisions of the Policy, and is subject to the terms of the Policy. A Policyowner may review a copy of the Policy upon request.

Premiums. The Policyowner selects a premium payment schedule in the Application and is not bound by an inflexible premium schedule. Five premium concepts are very important under the Policy: the minimum annual planned Policy premium, planned Policy premium, minimum initial Policy premium, minimum Case premium, and Initial Case Premium Paid.

Planned Policy Premiums. The minimum annual planned Policy premium is determined by the initial Selected Face Amount, issue age and sex classification of the Policy. For a Policy in a Case with an Initial Case Premium Paid of less than $3,500,000, the sales load percentage is greater in each of the first ten Policy Years up to the minimum annual planned Policy premium.

Planned Policy premiums are elected in the Application and may be changed at any time. Planned Policy premiums are the basis for the Policy's premium billing. The planned Policy premium may be subject to minimum and maximum amounts depending on the Selected Face Amount of the Policy, the Insured's age, sex and smoking class and the amount of the initial premium paid.

There is no penalty if the planned Policy premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned Policy premiums are paid, the Policy terminates when the Account Value becomes insufficient to pay certain monthly charges and a grace period expires without sufficient payment. For details see Termination.

The following table shows the minimum annual planned Policy premium (also referred to as the "Cut-Off" premium) at certain ages for a Policy with a Selected Face Amount of $100,000 in all years, under Death Benefit Option 1. (See Death Benefits Under The Policy.)

                  MINIMUM ANNUAL PLANNED POLICY PREMIUM
                   LEVEL $100,000 SELECTED FACE AMOUNT
                        (DEATH BENEFIT OPTION 1)


                                              Issue Age
                             --------------------------------------------
       Class                    Age 25         Age 40          Age 55
       -----                    ------         ------          ------
MALE                             $792          $1,590          $3,486

FEMALE                           $640          $1,259          $2,516

UNISEX                           $762          $1,521          $3,294

Minimum Initial Policy Premium. A minimum initial Policy premium must be paid along with an Application or at any time prior to the delivery of the Policy. The amount of the minimum initial Policy premium is the amount which, after the deductions for sales load, state premium tax, and DAC tax charge (see Deductions From Premiums), is sufficient (disregarding investment performance) to pay twelve times the first monthly deduction (see Account Value Charges). Thereafter, subject to the minimum and maximum premium limitations described below, a Policyowner may make unscheduled premium payments at any time and in any amount.

Minimum Case Premium. The minimum Case premium is $250,000 of first year annualized premium for all Policies in a Case.

Initial Case Premium Paid. The Initial Case Premium Paid is the amount of premium for all Policies in a Case on deposit with MassMutual before the Case is installed on the administrative system. The Initial Case Premium Paid determines sales load percentages for all Policies in that Case.

Minimum and Maximum Premium Payments. While the Policy is in force, premiums may be paid at any time before the death of the Insured subject to certain restrictions. The minimum premium payment is $100.00. We have the right to refund a premium paid in any year if it will increase the net amount at risk under the Policy. Premium payments should be sent to our Home Office or to the address indicated for payment on the notice.

Termination. This Policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the total monthly deduction, the Policy enters a 61-day grace period.

Grace Period. We allow 61 days to pay any premium necessary to cover the overdue monthly deduction. A Policyowner will receive a notice from Us which sets forth this amount. During the grace period, the Policy remains in force. If the payment is not made by the later of the 61 days or 30 days after We have mailed the written notice, the Policy terminates without value.

Death Benefit Under The Policy

The Death Benefit is the amount payable to the named Beneficiary(ies) when the Insured dies. Upon receiving due proof of death, We pay the Beneficiary the Death Benefit amount determined as of the date the Insured dies. All or part of the benefit can be paid in cash or applied under one or more of our payment options as described under Additional Provisions Of The Policy - Payment Options.

In the Application, the applicant may select a Selected Face Amount for each Policy Year. Under Death Benefit Option 1, the Death Benefit is the greater of the Selected Face Amount in effect on the date of death or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. Under Death Benefit Option 2, the Death Benefit is the greater of the sum of the Selected Face Amount in effect on the date of death plus the Account value on the date of death, or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. The Minimum Face Amount is equal to Account Value times the Minimum Face Amount percentage. The percentages depend upon the Insured's age, sex and smoking classification. The percentages are set forth in the Table Of Minimum Face

Amount Percentages in the Policy. Added to the greater of the Selected Face Amount or Minimum Face Amount is that part of any monthly deduction applicable for the period beyond the date of death. Any Policy Debt outstanding on the date of death and any monthly charges unpaid as of the date of death are deducted from the Death Benefit. If the Insured dies after the first Policy Year, We will also include a pro-rata share of any dividend allocated to the Policy for the year death occurs. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in Additional Provisions Of The Policy - Payment Options.

The Selected Face Amount may be increased six months after issue or a previous increase upon request by the Policyowner, subject to receipt by MassMutual of adequate evidence of insurability. Additionally, any increase in the Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of: (i) the date 15 days after a written request for such change has been received and approved by us; or (ii) the requested effective date of the change. Any increase must be for at least $5,000. Under Death Benefit Option 1, the Death Benefit is unaffected by investment experience unless the Death Benefit is based on the Minimum Face Amount. Under Option 2, the Death Benefit may be increased or decreased by investment experience. (No increase will be allowed after the Policy Anniversary Date nearest the Insured's 85th birthday.)

Example: The following example shows how the Death Benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.


                                            Policy A         Policy B
                                            --------         --------
(a) Selected Face Amount:                   $100,000         $100,000

(b) Account Value on
    Date of Death:                           $40,000          $50,000

(c) Minimum Face Amount
    Percentage on
    Date of Death:                              240%             240%

(d) Minimum Face
    Amount (b x c):                         $ 96,000         $120,000

    Death Benefit if
    Option #1 in effect
    (greater of a and d):                   $100,000         $120,000

    Death Benefit if
    Option #2 in effect
    (greater of (i) a + b
    and (ii) d):                            $140,000         $150,000

(Examples assume no additions to or deductions from the Selected Face Amount or Minimum Face Amount are applicable.)

Account Value And Cash Surrender Value

Account Value. The Account Value of the Policy is equal to the Variable Account Value plus the Fixed Account Value. The Account Value of the Policy is held in one or more Divisions and the GPA. Initially, this value equals the net amount of the first premium paid under the Policy. This amount is allocated to the MML Money Market Division until the later of: (1) the expiration of the Free Look Period, or (2) receipt by MassMutual of notice that the Owner has received the Policy. Subject to the allocation rules described in the Policy, the Account Value is then allocated among the Divisions and the GPA in accordance with the Policyowner's instructions in the Application, subject to applicable restrictions.

Transactions with respect to the Account Value are effected by the purchase and sale of accumulation units. Purchases and sales are made at the unit value as of the Valuation Time on the Valuation Date if the premium or transaction request for such purchase or sale is received by Us before the Valuation Time. Otherwise, purchases and sales will be made as of the next following Valuation Date or a later date requested by the Policyowner. Unit values are determined on each Valuation Date.

All or part of the Account Value may be transferred among Divisions by written request. Transfers between Divisions may be by dollar amount or by whole-number percentage. There is no limit on the number of transfers a Policyowner may make. MassMutual currently does not intend to charge a fee for transfers, however, MassMutual reserves the right to charge a fee not to exceed $10 per transfer if there are more than six transfers in a Policy Year to compensate MassMutual for the cost of processing transfers. Policyowners, however, may transfer all funds in the Separate Account to the GPA at any time regardless of the number of transfers previously made.

Transfers from the GPA to the Separate Account may be made only once during each Policy Year. Each such transfer may not exceed 25% of the Account Value in the GPA (excluding Policy Debt) at the time of the transfer. However, if in each of the previous three policy years, 25% of the account value in the GPA has been transferred and there have been no premium payments or transfers (except as a result of a policy loan) to the GPA, 100% of the account value in the GPA (excluding policy loans) may be transferred to the Separate Account. The Account Value in the GPA equal to any Policy Debt cannot be transferred to the Separate Account. All transfers made on one Valuation Date are considered one transfer.

Automated Account Value Transfer. Automated Account Value Transfer permits the Policyowner to specify transfers of a specific dollar amount or a whole-number percentage of a Division's Account Value to be transferred monthly from that Division to any combination of Divisions and the GPA. A number of transfer options are available. Automated Account Value Transfer transfers are not available from more than one Division or from the GPA. This process is considered one transfer per Policy Year.

The main objective of Automated Account Value Transfer is to shield the Policyowner's investment from short term price fluc-tuations. Theoretically, a lower than average cost per unit may or may not be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

Automated Account Value Transfer can be started, changed or canceled at any time. Transfers will only be made on a monthly basis on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after the request is received by the Home Office. If the request is received before the end of the Free Look Period, the effective date of the first automated transfer will be coincident with the end of this Period.

Transfers will occur automatically. The Policyowner will specify the specific dollar amounts or whole-number percentages to be transferred and the Division from which the transfers will be made, the Division(s) and/or GPA to which the automated transfer is to be made and the length of time during which transfers will continue.

If the value of the Division from which transfers are being made falls below the total transfer amount, the remaining value in that Division will be transferred on a pro-rata basis to all the designated Divisions and the GPA. No more automated transfers will be processed.

Investment Return.  The investment return of a Policy is based on:

 .  The Account Value held in each Division for that Policy;

 .  The investment experience of each Division as measured by its actual net rate of return; and
 .  The interest rate credited on Account Values held in the GPA.

The investment experience of a Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Division. This investment experience is determined each day on which the net asset value of the underlying Fund is determined - that is, on each Valuation Date. The actual net rate of return for a Division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be surrendered for its Cash Surrender Value at any time while the Insured is living. Unless a later effective date is selected, surrender is effective on the date We receive the Policy and a written request in proper form at our Home Office. The Policy and a written request for surrender are deemed received on the date on which they are received by mail at MassMutual's Home Office. If, however, the date on which they are received is not a Valuation Date, or if they are received other than through the mail after a Valuation Time, they are deemed received on the next Valuation Date. The Cash Surrender Value is the Account Value less any outstanding Policy Debt.

Withdrawals. Subject to certain conditions, after the Policy has been in force for six months a Policyowner can make a Withdrawal from the Policy on any Monthly Calculation Date by sending a written request to our Home Office. The minimum amount of a Withdrawal is $100 (before deducting the withdrawal charge); the maximum amount is the Cash Surrender Value less an amount equal to the following, whichever is applicable: if the Withdrawal is made before the Policy Anniversary Date nearest the Insured's 65th birthday, twelve multiplied by the most recent Account Value Charges for the Policy; if on or after such Date, sixty multiplied by the most recent Account Value Charges. The amount of the Withdrawal is deducted from the Policy's Account Value at the end of the Valuation Period applicable to the Monthly Calculation Date on which the Withdrawal is made. The Policyowner must specify the GPA or the Division(s) from which the Withdrawal is to be made. The Withdrawal amount attributable to a Division or the GPA may not exceed the non-loaned Account Value of that Division or GPA. A charge of 2.0% of the Withdrawal, not to exceed $25.00, is deducted from each Withdrawal. The withdrawal charge is assessed for each Withdrawal and is intended to compensate MassMutual for the cost of processing the Withdrawals. MassMutual does not anticipate making a profit from this charge. The Account Value will automatically be reduced by the amount of the Withdrawal. The Selected Face Amount of the Policy will be reduced as needed to prevent an increase in the amount at risk, unless satisfactory evidence of insurability is provided to MassMutual. Withdrawals may have tax consequences. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Policy Loan Privilege

The Policy provides a loan privilege. Loans can be made on the Policy at any time while the Insured is living. The maximum loan is an amount equal to the Account Value at the time of the loan less any outstanding Policy Debt before the new loan, interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date and an amount equal to the most recent monthly charge for the Policy multiplied by the number of Monthly Calculation Dates remaining up to including the next Policy Anniversary Date. The Policy must be properly assigned as collateral for the loan. (The maximum loan amount may be different if required by state law.)

Source of Loan. The loan amount requested is taken from the Divisions and the GPA in proportion to the non-loaned Account Value of each on the date of the loan. Shares taken from the Divisions are liquidated and the resulting dollar amounts are transferred to the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that the New York Stock Exchange (or its successor) is closed except for normal weekend and holiday closings, or trading is restricted, or the Securities and Exchange Commission (or its successor) determines that an emergency exists, or the Securities and Exchange Commission (or its successor) permits Us to delay payment for the protection of our policy owners.

If Loans Exceed the Policy Account Value. Policy Debt (which includes accrued interest) must not equal or exceed the Account Value under the Policy. If this limit is reached, We may terminate the Policy. To terminate for this reason We will notify the Policyowner in writing. This notice states the amount necessary to bring the Policy Debt back within the limit. If We do not receive a payment within 31 days after the date We mailed the notice, the Policy terminates without value at the end of those 31 days.

Termination of a policy under these circumstances could cause the Policyowner to recognize gross income in the amount of any excess of the Policy Debt over the sum of the Policyowner's previously unrecovered premium payments.

Interest. On the Application, the Policyowner may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. When an adjustable rate is selected, MassMutual sets the rate each year that will apply for the next Policy Year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 5%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, We will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, We will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the Divisions and the GPA in proportion to the non-loaned Account Value in each. The inclusion of unpaid interest to outstanding Policy Debt may result in tax consequences upon surrender or lapse of the Policy. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. Any repayment results in the transfer of values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Division(s). The transfer is made in proportion to the non-loaned value in each Division at the time of repayment. If the loan is not repaid, We deduct the amount due from any amount payable from a full surrender or upon the death of the Insured.

Interest on Loaned Value. The amount equal to any outstanding Policy loans is held in the GPA and is credited with interest at a rate which is the greater of 3% and the Policy loan rate less a MassMutual declared charge (maximum 0.75%) for expenses and taxes.

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MassMutual rather than a rate of return reflecting the investment performance of the Separate Account. If the Policy is surrendered with outstanding Policy Debt, tax consequences may result. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Free Look Provision

The Policyowner may cancel the Policy within 10 days (or longer if required by state law) after the Policyowner receives it, or 10 days after the Policyowner receives a written notice of withdrawal right or within 45 days after signing
Part 1 of the Application, whichever is latest. The Policyowner should mail or deliver the Policy and Policy delivery receipt either to MassMutual or to the agent who sold the Policy or to one of our agency offices. If the Policy is cancelled in this fashion, a refund will be made to the Policyowner. The refund equals the Account Value (or all premiums paid where required by state law), reduced by any amounts borrowed or withdrawn. During the Free Look Period, the initial Net Premium will be allocated to the MML Money Market Division, which invests in the MML Money Market Fund.

Exchange Privilege

The Policyowner may transfer the entire Account Value held in the Separate Account to the GPA at any time. The transfer will take effect when We receive a written request, signed by the Policyowner.

Your Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each Division, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. If required by law or regulation, MassMutual will vote shares of the Funds held by the Separate Account as to which no effective instructions have been received in the same proportion as the shares as to which instructions have been received. Otherwise, MassMutual reserves the right to vote such shares in its own discretion.

Our Rights

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, We will seek approval by Policyowners.

Specifically, We reserve the right to:
 .     Create new segments of the Separate Account;

 .     Create new Separate Accounts;

 .     Combine any two or more Separate Accounts;

 .     Make available additional Divisions investing in additional investment companies;

 .     Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 .     Operate the Separate Account as a management investment company under the
      Investment Company Act of 1940, as amended, or in any other form permitted by law; and

 .     Deregister the Separate Account under the Investment Company Act of 1940, as amended, in the event such registration is no longer required.

MassMutual also reserves the right to change the name of the Separate Account.

We have reserved all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but We may also withdraw this right.

Directors And Executive Vice Presidents Of MassMutual

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past five years are listed below.

Directors:

Roger G. Ackerman, Director
     Chairman and Chief Executive Officer, Corning, Inc., since 1996, President and Chief Operating Officer 1990-1996, One Riverfront Plaza - HQE 2, Corning NY 14831.

James R. Birle, Director
     President and Founder, Resolute Partners, LLC, since 1994, 2 Greenwich Plaza - Suite 100, Greenwich CT 06830,; General Partner, Blackstone Group, 1998-1994.

Frank C. Carlucci, III, Director
     Chairman, The Carlyle Group, Inc., since 1989, 1001 Pennsylvania Avenue, N.W. - Suite 220S, Washington DC 20004.

Gene Q. Chao, Director
     Chairman, President and CEO, Computer Projections, Inc., since 1991, 733 SW Vista Avenue, Portland OR 97205-1203.

Patricia Diaz Dennis, Director
     Senior Vice President and Assistant General Counsel, SBC Communications Inc. since 1995, 175 East Houston, Room 4-A-70, San Antonio TX 87205; Special Counsel, Sullivan & Cromwell, 1993-1995; Assistant Secretary of State for Human Rights and Humanitarian Affairs, U.S. Department of State, 1992-1993.

Anthony Downs, Director
     Senior Fellow, The Brookings Institution, since 1977, 1775 Massachusetts Ave., N.W., Washington DC 20036-2188.

James L. Dunlap, Director
     President and Chief Operating Officer, United Meridian Corporation, since 1996, 1201 Louisiana - Suite 1400, Houston TX 77002-5603; Senior Vice President, Texaco, Inc. 1987-1996.

William B. Ellis, Director
     Senior Fellow, Yale University School of Forestry and Environmental Studies, since 1995, 31 Pound Foolish Lane, Glastonbury, CT 06033; Chairman and Chief Executive Officer, Northeast Utilities, 1983-1995.

Robert M. Furek, Director
     President and Chief Executive Officer, Heublein, Inc., 1987-1996, 100 Pearl Street - 14th Floor, Hartford CT 06103-4506.

Charles K. Gifford, Director
     Chief Executive Officer, First National Bank of Boston and The Bank of Boston Corporation, since 1996, Chairman, President and CEO 1995-1996, President and CEO 1989-1995, 100 Federal Street, Boston MA 02110.

William N. Griggs, Director
     Managing Director, Griggs & Santow, Inc., since 1983, 75 Wall Street - 20th Floor, New York NY 10005.

George B. Harvey, Director
     Chairman, President and CEO, Pitney Bowes, 1983-1996, 663 Ponus Ridge, New Canaan CT 06840.

Barbara B. Hauptfuhrer, Director
     Director of various corporations, since 1972, 1700 Old Welsh Road, Huntington Valley PA 19006.

Sheldon B. Lubar, Director
     Chairman, Lubar & Co. Incorporated, since 1977, 777 East Wisconsin Avenue - Suite 3380, Milwaukee WI 53202.

William B. Marx, Jr., Director
     Senior Executive Vice President, Lucent Technologies 1996-1996, 600 Mountain Avenue - Room 6A-502, Murray Hill NJ 07974: Executive Vice President and CEO Multimedia Products Group, AT&T, 1994-1996; Executive Vice President and CEO, Network Systems Group, 1993-1994; Group Executive and President, AT&T Network Systems, 1989-1993.

John F. Maypole, Director
     Managing Partner, Peach State Real Estate Holding Company, since 1984, PO Box 1223, Toccoa GA 30577.

Donald F. McCullough, Director
     Retired Chairman and Chief Executive Officer, Collins & Aikman Corp., since 1988, 210 Madison Avenue, New York NY 10016.

John J. Pajak, Director, President and
 Chief Operating Officer
     President and Chief Operating Officer, MassMutual, since 1996, Vice Chairman and Chief Administrative Officer, 1996-1996, Executive Vice President, 1987-1996, 1295 State Street, Springfield MA 01111.

Barbara S. Preiskel, Director
     Attorney-at-Law, since 1983, 60 East 42nd Street - Suite 3125, New York NY 10165.

Thomas B. Wheeler, Director, Chairman and
 Chief Executive Officer
     Chairman and Chief Executive Officer, MassMutual, since 1996, President and Chief Executive Officer, 1988-1996, 1295 State Street, Springfield MA 01111.

Alfred M. Zeien, Director
     Chairman and Chief Executive Officer, The Gillette Company, since 1991, Prudential Tower, Boston MA 02199.

Executive Vice Presidents

Lawrence V. Burkett, Jr.
     Executive Vice President and General Counsel, MassMutual, since 1993, Senior Vice President and Deputy General Counsel 1992-1993, 1295 State Street, Springfield MA 01111.

John B. Davies
     Executive Vice President, MassMutual, since 1994; Associate Executive Vice President 1994-1994; General Agent, 1982-1993, 1295 State Street, Springfield MA 01111.

Daniel J. Fitzgerald
     Executive Vice President, Corporate Financial Operations, MassMutual, since 1994, Senior Vice President, 1991-1994, 1295 State Street, Springfield MA 01111.

John V. Murphy
     Executive Vice President, MassMutual, since 1997, Executive Vice President and Chief Operating Officer, David L. Babson & Co., Inc., 1995-1997; Chief Operating Officer, Concert Capital Management, Inc., 1993-1995, 1295 State Street, Springfield MA 01111; Senior Vice President and Chief Financial Officer, Liberty Financial Companies, 1977-1993.

Gary E. Wendlandt
     Executive Vice President and Chief Investment Officer, MassMutual, since 1993, Executive Vice President, 1992-1993, Senior Vice President, 1983-1992, 1295 State Street, Springfield MA 01111.

The Guaranteed Principal Account

Because of the exemptive and exclusionary provisions, interests in MassMutual's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940, as amended. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MassMutual has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Policyowner may allocate or transfer all or part of the Net Premium to the GPA, and such amounts shall become part of MassMutual's general account assets. The allocation or transfer of amounts to the GPA does not entitle a Policyowner to share in the investment experience of those assets. Instead, MassMutual guarantees that those amounts allocated to the GPA which are in excess of any Policy loans will accrue interest daily at a minimum effective annual rate equal to 3%. For amounts equal to any Policy loans, the guaranteed rate is the greater of: (a) 3%; and (b) the Policy loan rate less a MassMutual declared charge for expenses and taxes. This charge cannot exceed 0.75%. Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. Upon request, MassMutual will inform Policyowners of the then applicable rate. Since MassMutual takes into account the need to provide for its expenses and guarantees, the crediting rate declared by MassMutual shall be net of charges it imposes against the earnings of the GPA.

Federal Income Tax Considerations

The ultimate effect of federal income taxes on values under this Policy and upon the economic benefit to the Policyowner or Beneficiary depends on MassMutual's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policies, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MassMutual reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws.

MassMutual - Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MassMutual and its operations form a part of MassMutual.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Values. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policies. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MassMutual to the extent applied to increase reserves associated with the Policies. The reserve items taken into account at the close of the taxable year for purposes of determining net increases or net decreases must be adjusted for tax purposes by subtracting any amount attributable to appreciation in the value of assets or by adding any amount attributable to depreciation. MassMutual's basis in the assets underlying the Separate Account's Policies will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate level gains and losses, and the tax effect thereof, are eliminated.

Due to MassMutual's current tax status, no charge is made to the Separate Account for MassMutual's federal income taxes that may be attributable to the Separate Account. Periodically, MassMutual reviews the question of a charge to the Separate Account for MassMutual's federal income taxes. A charge may be made for any federal income taxes incurred by MassMutual that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MassMutual's federal income taxes attributable to that account.

Under current state laws, MassMutual may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, MassMutual reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums, and Loans. MassMutual believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or Withdrawal is made.

Upon a full surrender of a Policy for its Cash Surrender Value the Policyowner may recognize ordinary income for federal tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt (which may include unpaid interest), exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Where the provisions of Code Section 7702(f) do not cause a taxable event, a Withdrawal is taxable only to the extent that it exceeds the Policyowner's as yet unrecovered premium contributions. MassMutual suggests that a Policyowner consult with his or her tax adviser in advance of a proposed decrease in Selected Face Amount or Withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MassMutual also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code
Section 264, will no longer be tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See a tax advisor for further guidance.

If the Policy is owned by a business or corporation, the Code may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the inside build-up of gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date of death cash value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax advisor should be consulted.

MassMutual makes no guarantee regarding the future tax treatment of any Policy.

Modified Endowment Contracts. Contrary to the rules described above, loans, collateral assignments, and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest or dividends with respect to such premiums.

Since the Policy provides for flexible premium payments, We will carefully monitor the Policy to determine whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, particularly where a Policy is owned by other than an individual Insured, a qualified tax advisor should be consulted.

Once a Policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trusts is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Trust's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Trust as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. Each Government agency or instrumentality, however, is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury Securities, and for purposes of determining whether assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trusts will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MassMutual reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MassMutual intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

Additional Provisions Of
The Policy

Paid-up Policy Date. The Paid-up Policy Date is the Policy Anniversary Date nearest the Insured's 100th birthday. On this Date and at all times thereafter, the Selected Face Amount will equal the Account Value, and the Death Benefit Option will be Death Benefit Option 1. As of this Date, the charge for cost of insurance will be equal to $0 and premium payments will no longer be accepted. The Policy does not lapse after the Paid-up Policy Date. The payment of planned Policy premiums does not guarantee that the Policy will continue in force to the Paid-up Policy Date.

Reinstatement Option. For a period of five (5) years after termination, a Policyowner can request that We reinstate the Policy during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

Before We will reinstate the Policy, We must receive the following:

 .     A premium payment equal to the amount necessary to produce an Account
      Value equal to 3 times the total monthly deduction for the Policy on the Monthly Calculation Date on or next following the date of reinstatement;

 .     Evidence of insurability satisfactory to us; and

 .     Where necessary, a signed acknowledgement that the Policy has become a modified endowment contract.

If We do reinstate the Policy, the Selected Face Amounts for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Payment Options. All or part of the Death Benefit or Cash Surrender Value may be taken in cash or as a series of level payments. Proceeds applied will no longer be affected by the investment experience of the Divisions or the GPA.

To receive payments, the proceeds to be applied must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Payment options are as described below.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10 for each $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount We hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the interest rate We credit to the unpaid balance. This interest rate will not be less than 3% per year.

Interest Payment Option. We hold amounts applied under this option and pay interest on the unpaid balance of at least 3% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 .     Payments for life only;

 .     Payments guaranteed for five, ten or twenty years; or

 .     Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment is made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available:

 .     Payments guaranteed for 10 years; and

 .     Payment for two lives only. No specific number of payments is guaranteed.
      Under this option there may be one payment if the two named persons die prior to the second payments.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights under Payment Options. If provided in the payment option election, all or part of the unpaid balance may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.

Beneficiary. A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. A Policyowner names the Beneficiary when he or she or it applies for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable beneficiary. An irrevocable beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable beneficiary is needed to exercise any Policy right except the right to:

 .     Change the frequency of premium payments.

 .     Change the premium payment plan.

 .     Reinstate the Policy after termination.

If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the Owner or, if deceased, the Owner's estate.

Changing the Owner or Beneficiary. The Owner or any Beneficiary may be changed during the Insured's lifetime by writing to our Home Office. The change takes effect as of the date of the request, even if the Insured dies before We receive it. Each change is subject to any payment We made or other action by MassMutual prior to receipt of the request.

Right to Substitute Insured. Upon written Application to MassMutual, the Policy may be transferred to the life of a substitute Insured. The transfer becomes effective upon the transfer date, which is the Policy Anniversary on or next following, the latter of the date We approve the Application for transfer; and the date any required cost associated with the transfer is paid, subject to the following conditions (the "Transfer Date"):

 .     This Policy must be in force on the Transfer Date.

 .     A written Application for the transfer and payment of any required cost to transfer must be approved by Us at our Home Office.

 .     Evidence of insurability of the substitute Insured, satisfactory to us, is required.

 .     The substitute Insured must not have been under 20 years of age on the birthday nearest the Policy Date of this Policy.

 .     The substitute Insured must not be over 65 years of age on the birthday nearest the Transfer Date.

 .     The Owner of this Policy after it has been transferred must have an insurable interest in the life of the substitute Insured.

The Selected Face Amount for the substitute Insured will be determined as for a new Insured. The Account Value immediately after transfer will be equal to: (i) the Account Value immediately before the transfer, plus (ii) any Net Premium necessary to make the cash surrender value, immediately before the monthly charges are deducted on the Transfer Date, at least 12 times the monthly charges, minus (iii) any amount which must be refunded (so that the amount at risk is not greater than the Selected Face Amount), minus (iv) the monthly charges on the Transfer Date. Future charges against the Policy will be based on the life of the substitute Insured.

The costs to transfer are an administrative fee of $75, plus any premium necessary to effect the transfer, plus any excess Policy Debt not repaid prior to transfer. Excess Policy Debt is the amount by which Policy Debt exceeds the maximum loan available after transfer. Any such excess must be repaid on or before the Transfer Date.

The incontestability and suicide periods begin to run anew from the Transfer Date. Any assignments existing on the Transfer Date will continue to apply.

The Internal Revenue Service has ruled that a substitution of Insureds is an exchange of contracts which does not qualify for the tax deferral available under Code Section 1035. Therefore upon a substitution of Insureds, the Policyowner must include in current gross income all the previously unrecognized gain in the Policy.

Assignment. The Policy may be assigned as collateral for a loan or other obligation, subject to any outstanding Policy Debt. For any assignment to be binding on us, We must receive a signed copy of it at our Home Office. We are not responsible for the validity of any assignment.

Any amounts due to an assignee of the Policy which is assigned will be paid in one sum.

Dividends. Each year MassMutual determines the divisible surplus, or the money available to pay dividends. Each Policy may receive a dividend based upon its contribution to this divisible surplus. MassMutual does not expect that any dividends will be paid under the Policies.

Any dividend will be payable on the Policy Anniversary Date.

If the Insured dies after the first Policy Year, the Death Benefit includes a pro-rata share of any dividend allocated to the Policy for the year death occurs.

Limits on Our Right to Challenge the Policy. We must bring any legal action to contest the validity of a Policy within two years from its Issue Date or an increase in the Selected Face Amount. After that We cannot contest its validity, except for failure to pay premiums.

Misstatement of Age or Sex. If the Insured's date of birth or sex as given in the Application is not correct, an adjustment will be made. If the adjustment is made when the Insured dies, the Death Benefit will reflect the amount provided by the most recent mortality charge according to the correct age and sex. If the adjustment is made before the Insured dies, then future monthly deductions will be based on the correct age and sex.

Suicide. If the Insured commits suicide within two years (or different period if required by state law) from the Issue Date or an increase in the Selected Face Amount and while the Policy is in force, We pay a limited Death Benefit in one sum to the Beneficiary. The limited Death Benefit is the amount of premiums paid for the Policy, less any Policy Debt or amounts withdrawn.

When We Pay Proceeds. If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds or the Death Benefit are made normally within 7 days after We receive any required documents at our Home Office. We can delay payment of the Cash Surrender Value or any Withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that:

 .     It is not reasonably practicable to determine the amount because the New
      York Stock Exchange (or its successor) is closed, except for normal weekend or holiday closings, or trading is restricted; or

 .     the Securities and Exchange Commission (or its successor) determines that an emergency exists; or

 .     the Securities and Exchange Commission (or its successor) permits Us to delay payment for the protection of our policy owners.

We may delay paying any Cash Surrender Value or loan proceeds based on the GPA for up to 6 months from the date the request was received at our Home Office. We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, We generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment is delayed for 10 working days or more from the effective date of surrender or Withdrawal, we add interest at the same rate as is paid under the Interest Payment Option for the same period of time.

Records And Reports

MassMutual maintains all records and accounts relating to the Separate Account and the GPA. Each year within 30 days after the Policy Anniversary, We will mail to the Policyowner a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

Sales And Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the Policy pursuant to an Underwriting and Servicing Agreement to which MML Distributors, MassMutual and the Separate Account are parties. Also located at 1414 Main Street, Springfield, MA 01144-1013, MML Investors Services, Inc. ("MMLISI") serves as the co-underwriter of the Policies. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC and are members of the NASD ("selling brokers"). We sell the Policies through agents who are licensed by state insurance officials to sell the Policies. These agents are also registered representatives of selling brokers or of MMLISI.

When an application for one of the Policies is completed, it is submitted to us. The selling broker or co-underwriter perform suitability review and, in some cases, we perform insurance underwriting. We determine whether to accept or reject the application for the Policy and the Insured's risk classification. If the application is not accepted, we will refund any premium that has been paid.


Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies of the Separate Account. Compensation paid to MMLISI in 1996 was $19,800. Compensation paid to MML Distributors in 1996 was $10,000. Commissions are paid through MMLISI and MML Distributors to agents and selling brokers for selling the Policies. During 1996 such payments amounted to $422,677.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commissions Schedule. Agents or selling brokers receive commissions as a percentage of the premium paid under the Policies. The commission percentage on these Policies is based on the Initial Case Premium Paid for all Policies in a Case. It is not affected by subsequent changes under the Case. The maximum commission percentage paid under the Policies is 18% of premiums.

Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

Bonding Arrangement. An insurance company blanket bond is maintained providing $25,000,000 coverage for officers and employees of MassMutual (subject to a $350,000 deductible) and $25,000,000 coverage for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Legal Proceedings

We are currently not involved in any material legal proceedings that adversely impact the Policy.

Experts

The financial statements of the Separate Account and the financial statements of MassMutual included in this Prospectus have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., Springfield, Massachusetts 01101, independent accountants, given on the authority of that firm as experts in accounting and auditing. Coopers & Lybrand's report on the financial statements of MassMutual includes explanatory paragraphs relating to the retroactive effect of the merger of MassMutual and Connecticut Mutual Life Insurance Company, and the pending sale of a wholly-owned subsidiary.

Actuarial matters in this Prospectus have been examined by C. Dale Games, FSA, MAAA, Vice President, for MassMutual. His opinion on actuarial matters is filed as an exhibit to the registration statements We filed with the SEC.

Financial Statements

The financial statements of MassMutual and the Strategic Variable Life segment of the Separate Account included herein should be considered only as bearing upon the ability of MassMutual to meet its obligations under the Policy.

Appendix A

Illustrations of Death Benefits (Option 1), Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit Option 1 and cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on annual premiums of $1,200 for a male, female and unisex nonsmoker age 35 and an Initial Case Premium Paid of $1,000,000. Separate tables are shown for the current simplified issue and guaranteed schedule of charges. These tables will assist in the comparison of death benefits and cash surrender values for the Policy with those under other variable life policies which may be issued by MassMutual or other companies.

1. The illustration on page 53 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

2. The illustration on page 54 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

3. The illustration on page 55 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

4. The illustration on page 56 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

5. The illustration on page 57 is for a Policy issued to a unisex nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

6. The illustration on page 58 is for a Policy issued to a unisex nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

The death benefits and cash surrender values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each Division, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The death benefits and cash surrender values shown in illustrations 1, 3 and 5 reflect the following current charges:

1. Administrative Charge, equal to a monthly $5.25 per Policy charge for nonqualified policies.

2. Cost of Insurance Charge, based on the current simplified issue rates being charged by the Company.

3. Mortality and Expense Risk Charge, which is equal to .30% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. MML Trust, Oppenheimer Trust and Panorama Fund level expenses of .77% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Trust, and Panorama Fund shares held by the Separate Account.

The death benefits and cash surrender values shown in illustrations 2, 4 and 6 reflect these guaranteed maximum charges:

1.  Administrative Charge, equal to $9.00 per month.

2.  Cost of Insurance Charge, based on the 1980 CSO Mortality Table.

3. Mortality and Expense Risk Charge, which is equal to .60% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. MML Trust, Oppenheimer Trust and Panorama Fund level expenses of .77% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Trust, and Panorama Fund shares held by the Separate Account. (This unweighted average reflects current Fund level expenses.)

Cash surrender values shown in the tables reflect the deduction of the applicable sales loads and premium taxes for a Case with an Initial Case Premium Paid of $1,000,000. Taking into account the Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return on a current basis would be -1.064%, 4.872%, and 10.809%, respectively, and on a guaranteed basis would be -1.35%, 4.560%, and 10.478%, respectively.

MassMutual has agreed to bear expenses of the MML Trust (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value of four MML Funds through April 30, 1998. During 1996, no expenses were required to be reimbursed pursuant to this undertaking.

Currently no charge is made against the Separate Account for federal income taxes but MassMutual reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The tables are based on the assumptions that the Policyowner has requested a level Selected Face Amount, that no Policy loans, or additional premium payments have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.

The second column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes, of 5% per year, compounded annually.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY WITH TABLE OF SELECTED FACE AMOUNTS

Male Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

                                             Death Benefit (Option 1)                       Cash Surrender Value
                                    -----------------------------------------    ---------------------------------------------
                   Premiums                 Assuming Hypothetical Gross                  Assuming Hypothetical Gross
   End of        Accumulated                Annual Investment Return of                  Annual Investment Return of
   Policy       at 5% Interest      -----------------------------------------    ---------------------------------------------
    Year           Per Year             0%            6%           12%                 0%             6%             12%
------------  ------------------    -----------  -----------   --------------    ------------   -------------   --------------
  1                 $    1,260       $100,000      $100,000     $  100,000         $   816         $    868       $      921
  2                      2,583        100,000       100,000        100,000           1,622            1,778            1,940
  3                      3,972        100,000       100,000        100,000           2,416            2,728            3,065
  4                      5,431        100,000       100,000        100,000           3,199            3,722            4,310
  5                      6,963        100,000       100,000        100,000           3,969            4,760            5,686
  6                      8,571        100,000       100,000        100,000           4,870            5,996            7,366
  7                     10,260        100,000       100,000        100,000           5,752            7,283            9,219
  8                     12,033        100,000       100,000        100,000           6,614            8,623           11,262
  9                     13,895        100,000       100,000        100,000           7,455           10,017           13,517
 10                     15,850        100,000       100,000        100,000           8,278           11,470           16,008
 15                     27,192        100,000       100,000        100,000          12,039           19,653           32,954
 20                     41,668        100,000       100,000        143,383          15,097           29,586           60,756
 25                     60,142        100,000       100,000        215,273          17,228           41,664          105,526
 30 (Age 65)            83,720        100,000       101,020        316,599          17,966           56,436          176,871
 35                    113,812        100,000       117,330        457,403          16,533           74,259          289,496
 40                    152,219        100,000       136,016        665,841          11,484           95,116          465,623
 45                    201,237              0       155,289        961,859               0          118,541          734,244
 50                    263,797              0       176,259      1,389,578               0          143,300        1,129,738

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges

                                       Death Benefit (Option 1)                  Cash Surrender Value
                                  -------------------------------------- -----------------------------------------
                 Premiums              Assuming Hypothetical Gross            Assuming Hypothetical Gross
  End of       Accumulated             Annual Investment Return of            Annual Investment Return of
  Policy     at 5% Interest       -------------------------------------- -----------------------------------------
   Year         Per Year             0%           6%            12%           0%           6%            12%
------------ ------------------   --------- ------------ --------------- ----------- ------------- ---------------
  1                $    1,260      $100,000     $100,000      $  100,000      $  662      $    709      $     757
  2                     2,583       100,000      100,000         100,000       1,308         1,444          1,586
  3                     3,972       100,000      100,000         100,000       1,936         2,202          2,492
  4                     5,431       100,000      100,000         100,000       2,544         2,985          3,483
  5                     6,963       100,000      100,000         100,000       3,133         3,791          4,565
  6                     8,571       100,000      100,000         100,000       3,842         4,772          5,909
  7                    10,260       100,000      100,000         100,000       4,527         5,783          7,378
  8                    12,033       100,000      100,000         100,000       5,186         6,825          8,989
  9                    13,895       100,000      100,000         100,000       5,820         7,898         10,753
 10                    15,850       100,000      100,000         100,000       6,426         9,003         12,687
 15                    27,192       100,000      100,000         100,000       8,992        14,999         25,589
 20                    41,668       100,000      100,000         109,440      10,547        21,718         46,373
 25                    60,142       100,000      100,000         160,581      10,447        28,840         78,716
 30 (Age 65)           83,720       100,000      100,000         228,051       7,607        35,848        127,403
 35                   113,812             0      100,000         314,135           0        41,595        198,819
 40                   152,219             0      100,000         429,994           0        43,833        300,695
 45                   201,237             0      100,000         577,439           0        36,254        440,793
 50                   263,797             0            0         773,030           0             0        628,479

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND CASH SURRENDER VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT, DEPENDING ON THE ALLOCATION OF INVESTMENT VALUE TO EACH DIVISION OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL DIVISIONS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. THEY WOULD ALSO DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MASSMUTUAL OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

                                        Death Benefit (Option 1)               Cash Surrender Value
                                --------------------------------------- -----------------------------------------
                  Premiums             Assuming Hypothetical Gross           Assuming Hypothetical Gross
   End of        Accumulated           Annual Investment Return of           Annual Investment Return of
   Policy      at 5% Interest   --------------------------------------- -----------------------------------------
    Year          Per Year          0%           6%            12%           0%           6%            12%
------------ ------------------ ---------- ------------ --------------- ----------- ------------- ---------------
  1                $    1,260     $100,000     $100,000      $  100,000     $   860      $    915     $      969
  2                     2,583      100,000      100,000         100,000       1,709         1,872          2,041
  3                     3,972      100,000      100,000         100,000       2,544         2,870          3,223
  4                     5,431      100,000      100,000         100,000       3,366         3,913          4,529
  5                     6,963      100,000      100,000         100,000       4,173         5,001          5,971
  6                     8,571      100,000      100,000         100,000       5,084         6,262          7,695
  7                    10,260      100,000      100,000         100,000       5,978         7,577          9,598
  8                    12,033      100,000      100,000         100,000       6,854         8,947         11,700
  9                    13,895      100,000      100,000         100,000       7,713        10,378         14,022
 10                    15,850      100,000      100,000         100,000       8,556        11,871         16,589
 15                    27,192      100,000      100,000         106,111      12,477        20,350         34,119
 20                    41,668      100,000      100,000         167,960      15,925        30,885         62,906
 25                    60,142      100,000      101,181         252,182      18,768        43,992        109,644
 30 (Age 65)           83,720      100,000      119,715         368,584      20,843        60,158        185,218
 35                   113,812      100,000      138,942         534,264      21,911        79,852        307,048
 40                   152,219      100,000      158,562         768,446      21,337       103,635        502,252
 45                   201,237      100,000      180,925       1,113,393      16,449       131,105        806,807
 50                   263,797      100,000      203,039       1,595,864         385       161,142      1,266,559

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges

                                         Death Benefit (Option 1)                   Cash Surrender Value
                                --------------------------------------- -----------------------------------------
                Premiums               Assuming Hypothetical Gross              Assuming Hypothetical Gross
  End of       Accumulated             Annual Investment Return of              Annual Investment Return of
  Policy      at 5% Interest    --------------------------------------- -----------------------------------------
   Year          Per Year           0%           6%            12%           0%           6%            12%
----------- ------------------  ---------- ------------ --------------- ----------- ------------- ---------------
  1               $    1,260      $100,000     $100,000      $  100,000      $  708       $   757        $   807
  2                    2,583       100,000      100,000         100,000       1,398         1,541          1,690
  3                    3,972       100,000      100,000         100,000       2,069         2,351          2,656
  4                    5,431       100,000      100,000         100,000       2,721         3,187          3,713
  5                    6,963       100,000      100,000         100,000       3,351         4,049          4,868
  6                    8,571       100,000      100,000         100,000       4,078         5,063          6,265
  7                   10,260       100,000      100,000         100,000       4,780         6,108          7,794
  8                   12,033       100,000      100,000         100,000       5,457         7,186          9,469
  9                   13,895       100,000      100,000         100,000       6,109         8,299         11,307
 10                   15,850       100,000      100,000         100,000       6,738         9,449         13,327
 15                   27,192       100,000      100,000         100,000       9,501        15,797         26,904
 20                   41,668       100,000      100,000         130,241      11,488        23,209         48,779
 25                   60,142       100,000      100,000         190,544      12,469        31,821         82,845
 30 (Age 65)          83,720       100,000      100,000         269,521      12,064        41,866        135,438
 35                  113,812       100,000      100,000         373,569       8,873        53,199        214,695
 40                  152,219       100,000      101,335         508,564         718        66,232        332,395
 45                  201,237             0      110,193         688,762           0        79,850        499,103
 50                  263,797             0      117,135         918,009           0        92,964        728,579

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND CASH SURRENDER VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT, DEPENDING ON THE ALLOCATION OF INVESTMENT VALUE TO EACH DIVISION OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL DIVISIONS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. THEY WOULD ALSO DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MASSMUTUAL OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges


                                       Death Benefit (Option 1)                      Cash Surrender Value
                              -----------------------------------------    -----------------------------------------
                  Premiums           Assuming Hypothetical Gross                  Assuming Hypothetical Gross
     End of     Accumulated          Annual Investment Return of                  Annual Investment Return of
     Policy    at 5% Interest -----------------------------------------    -----------------------------------------
      Year        Per Year          0%           6%            12%              0%           6%            12%
------------   -------------- ------------ ------------ ---------------    -----------  ------------   -------------
  1              $    1,260       $100,000     $100,000      $  100,000        $   820      $    872     $      925
  2                   2,583        100,000      100,000         100,000          1,629         1,786          1,948
  3                   3,972        100,000      100,000         100,000          2,427         2,740          3,079
  4                   5,431        100,000      100,000         100,000          3,213         3,738          4,328
  5                   6,963        100,000      100,000         100,000          3,986         4,780          5,709
  6                   8,571        100,000      100,000         100,000          4,888         6,018          7,393
  7                  10,260        100,000      100,000         100,000          5,772         7,309          9,252
  8                  12,033        100,000      100,000         100,000          6,637         8,653         11,302
  9                  13,895        100,000      100,000         100,000          7,481        10,051         13,564
 10                  15,850        100,000      100,000         100,000          8,307        11,509         16,062
 15                  27,192        100,000      100,000         100,000         12,092        19,730         33,075
 20                  41,668        100,000      100,000         147,559         15,210        29,747         60,975
 25                  60,142        100,000      100,000         221,362         17,449        41,972        105,915
 30 (Age 65)         83,720        100,000      103,694         323,261         18,392        56,975        177,616
 35                 113,812        100,000      120,730         468,480         17,351        74,988        290,981
 40                 152,219        100,000      139,337         679,302         13,026        96,095        468,484
 45                 201,237        100,000      159,301         983,109          1,056       119,775        739,180
 50                 263,797              0      179,503       1,410,495              0       144,761      1,137,496

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges


                                       Death Benefit (Option 1)                   Cash Surrender Value
                              ----------------------------------------- -----------------------------------------
                Premiums             Assuming Hypothetical Gross               Assuming Hypothetical Gross
   End of     Accumulated            Annual Investment Return of               Annual Investment Return of
   Policy    at 5% Interest   ----------------------------------------- -----------------------------------------
    Year        Per Year            0%           6%            12%           0%           6%            12%
------------ ---------------- ------------ ------------ --------------- ----------- ------------- ---------------
  1                $    1,260     $100,000     $100,000      $  100,000      $  668       $   715       $    763
  2                     2,583      100,000      100,000         100,000       1,318         1,455          1,598
  3                     3,972      100,000      100,000         100,000       1,952         2,220          2,511
  4                     5,431      100,000      100,000         100,000       2,565         3,008          3,509
  5                     6,963      100,000      100,000         100,000       3,157         3,820          4,600
  6                     8,571      100,000      100,000         100,000       3,871         4,807          5,950
  7                    10,260      100,000      100,000         100,000       4,558         5,823          7,428
  8                    12,033      100,000      100,000         100,000       5,223         6,872          9,049
  9                    13,895      100,000      100,000         100,000       5,860         7,952         10,824
 10                    15,850      100,000      100,000         100,000       6,472         9,065         12,772
 15                    27,192      100,000      100,000         100,000       9,077        15,123         25,780
 20                    41,668      100,000      100,000         113,142      10,722        21,974         46,753
 25                    60,142      100,000      100,000         165,849      10,844        29,389         79,354
 30 (Age 65)           83,720      100,000      100,000         234,130       8,520        37,022        128,643
 35                   113,812      100,000      100,000         324,048       1,606        43,994        201,272
 40                   152,219            0      100,000         443,055           0        48,845        305,555
 45                   201,237            0      100,000         598,084           0        47,522        449,687
 50                   263,797            0      100,000         798,376           0        28,312        643,851

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

                                   Appendix B

                               POLICY PERFORMANCE

This table illustrates the performance information of a hypothetical Policy's Account Value* assuming the following:

 . The Policy was in force for the period illustrated;

 . 100% allocation to the respective Fund for each period illustrated;

 . Current Fund, Separate Account and Policy expenses and mortality charges**;

 . The Insured is a male, issue age 50, nonsmoker;

 . An annual premium of $30,000 for 15 years;

 . A Selected Face Amount of $825,000;

 . Initial Case Premium Paid of $1,000,000;

 . Full Underwriting and Death Benefit Option 1.


                                               1                    5                    10                    Since
                     Fund                    Year                 Years                Years                 Inception
------------------------------------------------------------------------------------------------------------------------------
MML Equity                                   -6.57%                7.95%                10.94%                  13.07%
MML Blend                                   -11.59%                3.89%                 8.43%                   9.41%
MML Managed Bond                            -20.17%               -1.64%                 4.27%                   6.61%
MML Money Market                            -18.65%               -4.29%                 0.96%                   3.11%
Oppenheimer Global Securities                -8.72%                3.65%                 4.95%                  -2.57%
Oppenheimer Capital Appreciation             -6.41%                8.31%                13.09%                  12.47%
Oppenheimer Growth                           -2.57%                9.82%                11.57%                  11.42%
Oppenheimer Growth & Income                   3.27%                -----                 -----                   9.41%
Oppenheimer Multiple Strategies             -10.35%                3.77%                 -----                   7.27%
Oppenheimer High Income                     -10.53%                5.28%                10.64%                  10.35%
Oppenheimer Strategic Bond                  -13.09%                -----                 -----                  -2.49%
Oppenheimer Bond                            -18.92%               -1.13%                 4.75%                   5.62%
Oppenheimer Money***                        -18.57%               -4.07%                 1.16%                   1.16%
Panorama LifeSpan Capital Appreciation        6.57%                8.95%                11.92%                   8.43%
Panorama LifeSpan Balanced                   22.34%                8.45%                12.22%                   6.67%
Panorama LifeSpan Diversified Income         11.43%                9.87%                 8.43%                  22.34%


* The performance information is based on the Policy's Account Value since there are no surrender charges and we assume no Policy Debt.
** Historical investment results and current charges are used to determine values; if guaranteed charges were used the results would be lower.
*** Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the performance information is available only for the year 1987 and subsequent periods.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                             RULE 484 UNDERTAKING

Article V of the By-laws of MassMutual provide for indemnification of directors and officers as follows:

     Article V.  Subject to limitations of law, the Company shall indemnify:

          (a)  each director, officer or employee;

          (b) any individual who serves at the request of the Company as a Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account, or;

          (c) any individual who serves in any capacity with respect to employee benefit plans;

          from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

          Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

          Notwithstanding the foregoing, no indemnification shall be provided with respect to:

          (1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

          (2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

          (3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

          In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2), and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

          The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION UNDER SECTION 26(e)(2)(A)
                     OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 2

This Post-Effective Amendment is comprised of the following documents:

The Facing Sheet.

Cross-reference to items required by Form N-8B-2.

The Prospectus consisting of [__] pages.

The Undertaking to File Reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The Signatures.

     Written Consents of the Following Persons:

     1. Coopers & Lybrand L.L.P., independent accountants;

     2. Counsel opining as to the legality of securities being registered.

     3. Opinion opining as to actuarial matters contained in the Post- Effective Amendment by C. Dale Games, Vice President.

The following Exhibits:

     1. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

     A. (1) Resolution of Board of Directors of MassMutual establishing the Separate Account.*

        (2)  Not applicable.

        (3)  Form of Distribution Contracts:

             (a)(1) Form of Distribution Servicing Agreement between MML
                    Distributors, LLC, and MassMutual.***

             (a)(2) Co-Underwriting Agreement between MML Investors Services,
                    Inc. and MassMutual.***

             (a)(3) Broker-Dealer Selling Agreement.***

             (b)    Not applicable.

              (c)    Not applicable.

         (4)  Not applicable.

         (5)  Form of Flexible Premium Variable Whole Life Insurance Policy.*

         (6)  (a)  Certificate of Incorporation of MassMutual.*

              (b)  By-Laws of MassMutual.*

         (7)  Not applicable.

         (8)  Not applicable.

         (9)  Not applicable.

         (9)  Not applicable.

         (10) Application for a Flexible Premium Variable Whole Life Insurance Policy.*

         (11) Memorandum describing MassMutual's issuance, transfer, and redemption procedures for the Policy.*

     2. Opinion and Consent of Counsel as to the legality of the securities being registered.***

     3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.***

     4.  Not applicable.

     5. Opinion and consent of C. Dale Games opining as to actuarial matters pertaining to the securities being registered.

     6.  Consent of Coopers & Lybrand, L.L.P.

     7.  Powers of Attorney.*
         Power of Attorney for John J. Pajak, President and Chief Operating Officer of Massachusetts Mutual Life Insurance Company.***

     27. Financial Data Schedule. [To be filed by amendment]


*Incorporated by reference to Registration Statement 33-87904 filed with the Commission on December 23, 1994.

**Incorporated by reference to Post-Effective Amendment Number 1 to Registration Statement 33-87904 filed with the Commission on April 30, 1996.

***Filed herewith

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I has caused this Post-Effective Amendment Number 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the [__]th day of February, 1997.


  MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
  (Depositor)

  By: /s/ Thomas B. Wheeler*
      ---------------------
  Thomas B. Wheeler, Chief Executive Officer
  Massachusetts Mutual Life Insurance Company

  /s/Richard M. Howe
  ------------------
  *Richard M. Howe - On February 24, 1997, as Attorney-in-Fact pursuant to powers of attorney filed herewith and in Post-Effective Amendment Number 1 to the Registration Statement on April 30, 1996.


  As required by the Securities Act of 1933, this Post-Effective Amendment Number 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



  Signature                                    Title                             Date
  ---------                                    -----                             ----
/s/ Thomas B. Wheeler*                    Chief Executive Officer         February 24, 1997
---------------------                    and Chairman of the Board
Thomas B. Wheeler

/s/ John J. Pajak*                           President and Chief          February 24, 1997
-----------------                             Operating Officer
John J. Pajak

/s/ Daniel J. Fitzgerald*                Chief Financial Officer &        February 24, 1997
------------------------                  Chief Accounting Officer
Daniel J. Fitzgerald

/s/ Roger G. Ackerman*                           Director                 February 24, 1997
---------------------
Roger G. Ackerman

/s/ James R. Birle*                              Director                 February 24, 1997
------------------
James R. Birle

/s/ Frank C. Carlucci, III*                      Director                 February 24, 1997
--------------------------
Frank C. Carlucci, III

/s/ Gene Chao*                                   Director                 February 24, 1997
-------------
Gene Chao


/s/ Patricia Diaz Dennis*                        Director                 February 24, 1997
------------------------
Patricia Diaz Dennis

/s/ Anthony Downs*                               Director                 February 24, 1997
-----------------
Anthony Downs

/s/ James L. Dunlap*                             Director                 February 24, 1997
-------------------
James L. Dunlap

/s/ William B. Ellis*                            Director                 February 24, 1997
--------------------
William B. Ellis

/s/ Robert M. Furek*                             Director                 February 24, 1997
-------------------
Robert M. Furek

/s/ Charles K. Gifford*                          Director                 February 24, 1997
----------------------
Charles K. Gifford

/s/ William N. Griggs*                           Director                 February 24, 1997
---------------------
William N. Griggs

/s/ George B. Harvey*                            Director                 February 24, 1997
--------------------
George B. Harvey

/s/ Barbara B. Hauptfuhrer*                      Director                 February 24, 1997
--------------------------
Barbara B. Hauptfuhrer

/s/ Sheldon B. Lubar*                            Director                 February 24, 1997
--------------------
Sheldon B. Lubar

/s/ William B. Marx, Jr.*                        Director                 February 24, 1997
------------------------
William B. Marx, Jr.

/s/ John F. Maypole*                             Director                 February 24, 1997
-------------------
John F. Maypole

/s/ Donald F. McCullough*                        Director                 February 24, 1997
------------------------
Donald F. McCullough

/s/ Barbara S. Preiskel*                         Director                 February 24, 1997
-----------------------
Barbara S. Preiskel

/s/ Alfred M. Zeien*                             Director                 February 24, 1997
-------------------
Alfred M. Zeien

  /s/Richard M. Howe
  ------------------
  *Richard M. Howe - On February 24, 1997, as Attorney-in-Fact pursuant to powers of attorney filed herewith and in Post-Effective Amendment Number 1 to the Registration Statement on April 30, 1996.

                                 EXHIBIT LIST


99.A.3.A.1               Form of Distribution Contract

99.A.3.A.2               Form of Co-Underwriting Agreement

99.A.3.A.3               Form of Broker-Dealer Selling Agreement

99.2                     Opinion and Consent of James M. Rodolakis

99.C.6                   Opinion and Consent of C. Dale Games

99.5                     Powers of Attorney